Exhibit 10.23






                           TRITON ENERGY CORPORATION,
                                    as Issuer


                               TRITON ENERGY LIMITED
                                  as Guarantor

                                       AND




                                 CHEMICAL BANK,
                                   as Trustee



                           ____________________________

                          AMENDED AND RESTATED INDENTURE

                          Dated as of November 13, 1992

                   as amended and restated as of July 1, 1993
                              and March 25, 1995

                          ____________________________




                                  $240,000,000

                   Senior Subordinated Discount Notes due 1997

                              CROSS-REFERENCE TABLE


TIA Sections                                       Indenture Sections

Section 310(a)(1) . . . . . . . . . . . . . . . . . . . .   6.08
     (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . 6.08
     (a)(3) . . . . . . . . . . . . . . . . . . . Not Applicable
     (a)(4) . . . . . . . . . . . . . . . . . . . Not Applicable
     (b)  . . . . . . . . . . . . . . . . . . . 6.02; 6.07; 6.08
Section 311(a)&(b)  . . . . . . .   . . . . . . . . . 6.02; 6.10
Section 311(a),(b),(c)  . . . . . . . . . . . . . . . . . . 6.02
Section 312(a)  . . . . . . . . . . . . . . . . . . . . .   7.01
Section 312(a),(b),(c)  . . . . . . . . . . . . . . . . . . 7.02
Section 313(a)  . . . . . . . . . . . . . . . . . . . . . . 7.03
     (b)  . . . . . . . . . . . . . . . . . . . . Not Applicable
     (c)  . . . . . . . . . . . . . . . . . . . . . . 7.03; 7.04
     (d)  . . . . . . . . . . . . . . . . . . . . . . . . . 7.03
Section 314(a)  . . . . . . . . . . . . . . . . . . .7.04; 10.08
     (a)(4)1  . . . . . . . . . . . . . . . . . . . . . . . 0.17
     (b)  . . . . . . . . . . . . . . . . . . . . Not Applicable
     (c)(1) . . . . . . . . . . . . . . . . . . . . . . . . 1.04
     (c)(2) . . . . . . . . . . . . . . . . . . . . . . . . 1.04
     (c)(3) . . . . . . . . . . . . . . . . . . . Not Applicable
     (d)  . . . . . . . . . . . . . . . . . . . . Not Applicable
     (e)  . . . . . . . . . . . . . . . . . . . . . . . . . 1.04
Section 315(a),(b),(c),(d)  . . . . . . . . . . . . . . . . 6.01
Section 315(a),(b),(c),(d),(e)  . . . . . . . . . . . . . . 9.03
Section 315(b)  . . . . . . . . . . . . . . . . . . . . . . 6.04
Section 316(a)(last sentence) . . . . . . . . . . . . . . . 1.10
     (a)(1)(A)  . . . . . . . . . . . . . . . . . . . . . . 5.12
     (a)(1)(B)  . . . . . . . . . . . . . . . . . . . . . . 5.13
     (b)  . . . . . . . . . . . . . . . . . . . . . . . . . 5.08
Section 317(a)(1) . . . . . . . . . . . . . . . . . . . .   5.03
     (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . 5.04
     (b)  . . . . . . . . . . . . . . . . . . . . . . . . .10.03
Section 318(a)  . . . . . . . . . . . . . . . . . . . . . . 1.10
     (c)  . . . . . . . . . . . . . . . . . . . . . . . . . 1.10







Note:   The Cross-Reference Table shall not for any purpose be deemed to be part of the Indenture.

                                TABLE OF CONTENTS


                                                       Page


 RECITALS  . . . . . . . . . . . . . . . . . . . .     16

                                    ARTICLE I

      Definitions and Other Provisions of General Application  . 17

          SECTION 1.01.  Definitions . . . . . . . . . . . . . . 17
                 Acquired Indebtedness  . . . . . . . . . . .    17
                 Affiliate  . . . . . . . . . . . . . . . . .    17
                 Agent  . . . . . . . . . . . . . . . . . . .    18
                 Asset Sale . . . . . . . . . . . . . . . . .    18
                 Average Quoted Price . . . . . . . . . . . .    18
                 Board of Directors . . . . . . . . . . . . .    18
                 Business Day . . . . . . . . . . . . . . . .    18
                 Capital Stock  . . . . . . . . . . . . . . .    19
                 Capitalized Lease Obligation . . . . . . . .    19
                 Cash Equivalents . . . . . . . . . . . . . .    19
                 Change in Control  . . . . . . . . . . . . .    19
                 Colombian Assets . . . . . . . . . . . . . .    19
                 Company  . . . . . . . . . . . . . . . . . .    20
                 Company Order  . . . . . . . . . . . . . . .    20
                 Consolidated Net Income  . . . . . . . . . .    20
                 Consolidated Net Worth . . . . . . . . . . .    20
                 Corporate Trust Office . . . . . . . . . . .    20
                 Currency Agreement . . . . . . . . . . . . .    20
                 Default  . . . . . . . . . . . . . . . . . .    20
                 Designated Senior Indebtedness . . . . . . .    20
                 Exchange Act . . . . . . . . . . . . . . . .    21
                 Federal Bankruptcy Code  . . . . . . . . . .    21
                 GAAP . . . . . . . . . . . . . . . . . . . .    21
                 Guarantee  . . . . . . . . . . . . . . . . .    21
                 Guarantee  . . . . . . . . . . . . . . . . .    21
                 Guarantor  . . . . . . . . . . . . . . . . .    21
                 Holder or Securityholder . . . . . . . . . .    21
                 Indebtedness . . . . . . . . . . . . . . . .    22
                 Indenture  . . . . . . . . . . . . . . . . .    22
                 Intercompany Agreement . . . . . . . . . . .    22
                 Interest Rate Agreements . . . . . . . . . .    22
                 Internal Revenue Code  . . . . . . . . . . .    22
                 Investment . . . . . . . . . . . . . . . . .    22
                 Issue Price  . . . . . . . . . . . . . . . .    23
                 Joint Venture  . . . . . . . . . . . . . .      23
                 Legal Holiday  . . . . . . . . . . . . . .      23
                 Lien . . . . . . . . . . . . . . . . . . .      23
                 Make-Whole Premium . . . . . . . . . . . .      23
                 Material Subsidiary  . . . . . . . . . . .      23
                 Net Cash Proceeds  . . . . . . . . . . . .      23
                 Non-payment Default  . . . . . . . . . . .      24
                 Officers' Certificate  . . . . . . . . . .      24
                 Oil and Gas Reserve Estimate . . . . . . .      24
                 Opinion of Counsel . . . . . . . . . . . .      24
                 Original Issue Discount  . . . . . . . . .      24
                 Paying Agent . . . . . . . . . . . . . . .      24
                 Payment Default  . . . . . . . . . . . . .      25
                 Permitted Indebtedness . . . . . . . . . .      25
                 Permitted Investments  . . . . . . . . . .      26
                 Person . . . . . . . . . . . . . . . . . .      26
                 Preferred Stock  . . . . . . . . . . . . .      26
                 Principal or Principal Amount  . . . . . .      26
                 Quoted Price . . . . . . . . . . . . . . .      26
                 Redeemable Stock . . . . . . . . . . . . .      26
                 Redemption Date  . . . . . . . . . . . . .      27
                 Redemption Price . . . . . . . . . . . . .      27
                 Registrar  . . . . . . . . . . . . . . . .      27
                 Restricted Subsidiary  . . . . . . . . . .      27
                 SEC  . . . . . . . . . . . . . . . . . . .      27
                 Securities . . . . . . . . . . . . . . . .      27
                 Senior Indebtedness of the Company . . . .      27
                 Senior Indebtedness of the Guarantor . . .      28
                 Special Subsidiaries . . . . . . . . . . .      28
                 Standard Yield . . . . . . . . . . . . . .      28
                 Stated Maturity  . . . . . . . . . . . . .      29
                 Subsidiary . . . . . . . . . . . . . . . .      29
                 TIA or Trust Indenture Act . . . . . . . .      29
                 Treasury Yield . . . . . . . . . . . . . .      29
                 Triton Colombia  . . . . . . . . . . . . .      29
                 Trustee  . . . . . . . . . . . . . . . . .      30
                 Voting Stock . . . . . . . . . . . . . . .      30
                 Wholly-owned Subsidiary  . . . . . . . . .      30

         SECTION 1.02.    Other Definitions . . . . . . .        30
         SECTION 1.03.    Incorporation by Reference of Trust
                            Indenture Act . . . . . . . .         30
         SECTION 1.04.    Compliance Certificates and Opinions    31
         SECTION 1.05.    Form of Documents Delivered to Trustee  31
         SECTION 1.06.    Acts of Holders . . . . . . . . . . .   32
         SECTION 1.07.    Notices, etc. to Trustee, Company and
                            Guarantor . . . . . . . . . . . .     33
         SECTION 1.08.    Notice to Holders of Securities; Waiver 33
         SECTION 1.09.    Language of Notices . . . . . . . . .   34
         SECTION 1.10.    Conflict with Trust Indenture Act . .   34
         SECTION 1.11.     Effect of Headings and Table of Contents  34
         SECTION 1.12.   Successors and Assigns  . . . . . . . .   34
         SECTION 1.13.   Separability Clause . . . . . . . . . . . 34
         SECTION 1.14.   Benefits of Indenture . . . . . . . . . . 34
         SECTION 1.15.   Governing Law . . . . . . . . . . . . . . 34
         SECTION 1.16.   Submission to Jurisdiction  . . . . . . . 35
         SECTION 1.17.   Legal Holidays  . . . . . . . . . . . . . 35

                                   ARTICLE II

                                 The Securities   . . . . . . .    35

         SECTION 2.01.    Forms Generally . . . . . . . . . . . .  35
         SECTION 2.02.    Execution, Authentication, Delivery and
                            Dating  . . . . . . . . . . . . . . .  36
         SECTION 2.03.    Temporary Securities  . . . . . . . . .  38
         SECTION 2.04.    Registration, Transfer and Exchange.  .  38
         SECTION 2.05.    Mutilated, Destroyed, Lost and Stolen
                            Securities  . . . . . . . . . . . . .  40
         SECTION 2.06.    Persons Deemed Owners . . . . . . . . .  41
         SECTION 2.07.    Cancellation  . . . . . . . . . . . . .  41
         SECTION 2.08.    Computation of Original Issue Discount   41

                                   ARTICLE III

                            Redemption of Securities  . . . . . .   42

         SECTION 3.01.    Right of Redemption . . . . . . . . . . . 42
         SECTION 3.02.    Applicability of Article. . . . . . . . . 42
         SECTION 3.03.    Election to Redeem; Notice to Trustee . . 42
         SECTION 3.04.    Selection by Trustee of Securities to Be
                            Redeemed  . . . . . . . . . . . . . . . 42
         SECTION 3.05.    Notice of Redemption  . . . . . . . . . . 42
         SECTION 3.06.    Deposit of Redemption Price.  . . . . . . 43
         SECTION 3.07.    Securities Payable on Redemption Date.  . 43
         SECTION 3.08.    Securities Redeemed in Part . . . . . . . 44

                                   ARTICLE IV

                           Satisfaction and Discharge   . . . . .   44

         SECTION 4.01.    Discharge of Liability on Securities  . . 44
         SECTION 4.02.    Repayment to the Company  . . . . . . . . 45

                                    ARTICLE V

                              Defaults and Remedies . . . . . . .   45

         SECTION 5.01.      Events of Default.  . . . . . . . . .   45
         SECTION 5.02.    Acceleration of Maturity; Rescission  .   48

         SECTION 5.03.    Collection of Indebtedness and Suits for
                            Enforcement by Trustee  . . . . . . . . 48
         SECTION 5.04.    Trustee May File Proofs of Claim  . .     49
         SECTION 5.05.    Trustee May Enforce Claims without
                            Possession of Securities  . . . . .     50
         SECTION 5.06.    Application of Money Collected  . . . .   50
         SECTION 5.07.    Limitations on Suits  . . . . . . . . .   51
         SECTION 5.08.    Unconditional Right of Holders to Receive
                            Payment . . . . . . . . . . . . . . .   51
         SECTION 5.09.    Restoration of Rights and Remedies  . .   52
         SECTION 5.10.    Rights and Remedies Cumulative  . . . .   52
         SECTION 5.11.    Delay or Omission Not Waiver  . . . . .   52
         SECTION 5.12.    Control by Holders of Securities  . . .   52
         SECTION 5.13.    Waiver of Past Defaults . . . . . . . .   53
         SECTION 5.14.    Waiver of Stay or Extension Laws  . . .   53

                                   ARTICLE VI

                                     Trustee  . . . . . . . . .     53

         SECTION 6.01.    Rights of Trustee . . . . . . . . . . .   53
         SECTION 6.02.    Individual Rights of Trustee  . . . . .   55
         SECTION 6.03.    Trustee's Disclaimer  . . . . . . . . .   55
         SECTION 6.04.    Notice of Default.  . . . . . . . . . .   55
         SECTION 6.05.    Compensation and Indemnity  . . . . . .   55
         SECTION 6.06.    Replacement of Trustee  . . . . . . . .   56
         SECTION 6.07.    Successor Trustee by Merger, Etc. . . .   57
         SECTION 6.08.    Eligibility; Disqualification . . . . .   57
         SECTION 6.09.    Money Held in Trust . . . . . . . . . .   57
         SECTION 6.10.    Preferential Collection of Claims Against
                            Company . . . . . . . . . . . . . .     57

                                   ARTICLE VII

                     Holders' Lists and Reports by Trustee,
                            Company and the Guarantor . . . . .     58

         SECTION 7.01.    Company and Guarantor to Furnish Trustee
                            Names and Addresses of Holders  . . .   58
         SECTION 7.02.    Preservation of Information; Communications
                            to Holders  . . . . . . . . . . . . .   58
         SECTION 7.03.    Reports by Trustee  . . . . . . . . . .   58
         SECTION 7.04.    Reports by Company and the Guarantor  .   59

                                  ARTICLE VIII

            Consolidation, Merger, Conveyance, Transfer or Lease    60

         SECTION 8.01.    Company or Guarantor May Consolidate, Etc.,
                            Only on Certain Terms . . . . . . . .   60
         SECTION 8.02.    Successor Person Substituted for Company  61

                                   ARTICLE IX

                                   Amendments   . . . . . . . .     61

         SECTION 9.01.    Supplemental Indentures without Consent of
                            Holders . . . . . . . . . . . . . . .   61
         SECTION 9.02.    Supplemental Indentures with Consent of
                            Holders . . . . . . . . . . . . . . . 62
         SECTION 9.03.    Execution of Supplemental Indentures  . 63
         SECTION 9.04.    Effect of Supplemental Indentures . .   63
         SECTION 9.05.    Conformity with Trust Indenture Act . . 63
         SECTION 9.06.    Reference in Securities to Supplemental
                            Indentures  . . . . . . . . . . . . . 64

                                    ARTICLE X

                                    Covenants . . . . . . . . .   64

         SECTION 10.01.   Payment of Securities . . . . . . . . . 64
         SECTION 10.02.   Maintenance of Office or Agency . . . . 64
         SECTION 10.03.   Money for Security Payments to Be Held in
                            Trust . . . . . . . . . . . . . . . . 65
         SECTION 10.04.   Corporate Existence . . . . . . . . . . 66
         SECTION 10.05.   Payment of Taxes and Other Claims . . . 66
         SECTION 10.06.   Maintenance of Properties and Insurance 67
         SECTION 10.07.   Limitation on Indebtedness  . . . . . . 67
         SECTION 10.08.   Limitation on Restricted Payments . . . 69
         SECTION 10.09.   Limitation Upon Other Senior Subordinated
                            Indebtedness  . . . . . . . . . . . . 72
         SECTION 10.10.   Limitation on Liens . . . . . . . . . . 72
         SECTION 10.11.   Limitation on Transactions with
                            Affiliates  . . . . . . . . . . . . . 72
         SECTION 10.12.   Limitation on Dividends and Other Payment
                            Restrictions Affecting Subsidiaries . 73
         SECTION 10.13.   Purchase of Securities Upon Change in
                            Control . . . . . . . . . . . . . . . 74
         SECTION 10.14.   Intentionally omitted.  . . . . . . . . 77
         SECTION 10.15.   Limitation on Guaranties  . . . . . . . 77
         SECTION 10.16.   Disposition of Proceeds of Asset Sales  78
         SECTION 10.17.   Compliance Certificates . . . . . . . . 83

         SECTION 10.18.   SEC Reports and Reports to
                            Securityholders  . . . . . . . . . .  84

                                   ARTICLE XI

                           Subordination of Securities  . . . . .  84

         SECTION 11.01.   Securities Subordinate to Senior
                            Indebtedness of the Company . . . . .  84
         SECTION 11.02.   Payment Over of Proceeds Upon Dissolution,
                            etc.  . . . . . . . . . . . . . . . .  85
         SECTION 11.03.   Suspension of Payment When Senior
                            Indebtedness of the Company in Default.87
         SECTION 11.04.   Payment Permitted if No Default . . . .  88
         SECTION 11.05.   Subrogation to Rights of Holders of Senior
                            Indebtedness of the Company . . . . .  88
         SECTION 11.06.   Provisions Solely to Define Relative
                            Rights . . . . . . . . . . . . . . .   89
         SECTION 11.07.   Trustee to Effectuate Subordination . .  89
         SECTION 11.08.   No Waiver of Subordination Provisions .  89
         SECTION 11.09.   Notice to Trustee . . . . . . . . . . .  90
         SECTION 11.10.   Reliance on Judicial Order or Certificate
                            of Liquidating Agent  . . . . . . . .  91
         SECTION 11.11.   Rights of Trustee as a Holder of Senior
                            Indebtedness of the Company; Preservation
                            of Trustee's Rights . . . . . . . . .  91
         SECTION 11.12.   Article Applicable to Paying Agents . .  91
         SECTION 11.13.   No Suspension of Remedies . . . . . . .  91
     SECTION 11.14.   Trustee's Relation to Senior Indebtedness
                            of the Company  . . . . . . . . . . .  92


                                   ARTICLE XII

                       Defeasance and Covenant Defeasance   . .    92

         SECTION 12.01.   Option to Effect Defeasance or Covenant
                            Defeasance  . . . . . . . . . . . . .  92
         SECTION 12.02.   Defeasance and Discharge  . . . . . . .  92
         SECTION 12.03.   Covenant Defeasance . . . . . . . . . .  93
         SECTION 12.04.   Conditions to Defeasance or Covenant
                            Defeasance  . . . . . . . . . . . . .  93
         SECTION 12.05.   Deposited Money and U.S. Government
                            Obligations to Be Held in Trust; Other
                            Miscellaneous Provisions  . . . . . . . 96
         SECTION 12.06.   Reinstatement . . . . . . . . . . . . . . 97

                                  ARTICLE XIII

                                   Guarantees   . . . . . . . .   97

         SECTION 13.01.   Guarantee . . . . . . . . . . . . . . . 97
         SECTION 13.02.   Subrogation . . . . . . . . . . . . . . 98
         SECTION 13.03.   Execution and Delivery of Guarantees  . 99
         SECTION 13.04.   Agreement to Subordinate  . . . . . . . 99


EXHIBIT A . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

EXHIBIT B . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-1

EXHIBIT C . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-1

Note:    The Table of Contents shall not for any purposes be deemed to be a part of the Indenture.

                 AMENDED AND RESTATED INDENTURE dated as of November
13, 1992, as amended and restated as of March 25,1996 (this
"Indenture"), among TRITON ENERGY CORPORATION, a Delaware corporation, as issuer (the "Company"), TRITON ENERGY LIMITED, a Cayman Islands company, as guarantor (the "Guarantor"), and CHEMICAL BANK, a banking corporation organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

                                    RECITALS

                 WHEREAS, the Company and the Trustee are parties to the Indenture dated as of November 13, 1992 (as amended by the Supplemental Indenture, dated as of July 1, 1993, the Second Supplemental Indenture, dated as of August 16, 1993, the Third Supplemental Indenture, dated as of May 12, 1995 and the Fourth Supplemental Indenture, dated as of November 16, 1995 (the "Fourth Supplemental Indenture"));

                 WHEREAS, the Company has duly authorized the creation of an issue of its Senior Subordinated Discount Notes due 1997 (hereinafter called the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

                 WHEREAS, the Board of Directors of the Company has adopted a resolution of its Board of Directors authorizing the Company to enter into this Indenture;

                 WHEREAS, the Guarantor desires to make the Guarantees provided herein;

                 WHEREAS, the Board of Directors of the Guarantor has adopted a resolution of its Board of Directors authorizing the Guarantor to enter into this Indenture;

                 WHEREAS, the Company has requested the Trustee and the Trustee has agreed to join in the execution of this Indenture in accordance with the terms of Section 9.02 of the Indenture, and as contemplated by the Fourth Supplemental Indenture, and subject to the conditions set forth herein;

                 NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Company, the Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders from time to time of the Securities as follows:

                                    ARTICLE I

             Definitions and Other Provisions of General Application

                 SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                 (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computations required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States as of the date hereof;

                 (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                 (e) the expressions "date of this Indenture", "date hereof", "date as of which this Indenture is dated" and "date of the execution and delivery of this Indenture" and other expressions of similar import refer to the effective date of the original execution and delivery of this Indenture, viz. as of November 13, 1992.

         Certain terms, used principally in Articles V, VI, X, XI and XII, are defined in those Articles.

                 "Acquired Indebtedness" means Indebtedness of a person (i) existing at the time such person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from a person, other than Indebtedness incurred in connection with, or in contemplation of, such person becoming a Subsidiary or such acquisition, as the case may be.

                 "Affiliate" means, as applied to any person, any other person directly or indirectly controlling, controlled by, or under common control with, that person, or any other person that owns, directly or indirectly, 5% or more of such person's Capital Stock. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through the ownership of voting securities, by contract or otherwise.

                 "Agent" means any Registrar, Paying Agent, authenticating agent or co-registrar.

                 "Asset Sale" means any conveyance, transfer, lease or other disposition (including, without limitation, by way of merger or consolidation), directly or indirectly, in any consecutive 12-month period, in one or a series of related transactions, of (i) any of the Capital Stock of any Subsidiary or Special Subsidiary (other than the primary issuance and sale by a Subsidiary or Special Subsidiary of the Capital Stock of such Subsidiary or Special Subsidiary and other than the sale and issuance of directors' qualifying shares), (ii) all or substantially all of the properties and assets of any division or line of business of the Guarantor or any of its "significant subsidiaries" (as defined in Regulation S-X promulgated by the SEC under the Exchange Act), or (iii) any other assets of the Guarantor or any of its Subsidiaries or Special Subsidiaries outside of the ordinary course of business; provided, however, that with respect to a Special Subsidiary, clause
(iii) above shall only apply to the extent that the Guarantor actually receives by dividend any of the net proceeds directly attributable thereto. For the purpose of this definition, the term "Asset Sale" shall not include any conveyance, transfer, lease or disposition of properties or assets of the Guarantor (A) the gross proceeds of which do not exceed $1,000,000, (B) that is governed by Article VIII or (C) which involves any transfer of Capital Stock, property or assets of a Subsidiary or Special Subsidiary to the Guarantor or any other Subsidiary or of the Guarantor to a Restricted Subsidiary.

                 "Average Quoted Price" means the average of Quoted Prices of a security for 30 consecutive trading days ending on the last full trading day prior to the time of determination set by the Guarantor, which shall be any date no later than 10 days prior to the proposed incurrence of Indebtedness.

                 "Board of Directors" means either the Board of Directors of the Company or the Guarantor, as the case may be, or any authorized committee of either such Board.

                 "Business Day" means, for any place of payment, each Monday, Tuesday, Wednesday, Thursday, or Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

                 "Capital Stock" means, as applied to any person, any and all shares, interests, participations, rights or other equivalents (however designated) of such person's capital stock whether now outstanding or issued after the date of this Indenture except for Redeemable Stock.

                 "Capitalized Lease Obligation" means, as applied to any person, any obligation relating to any lease of any property (whether real, personal or mixed) by that person as lessee which, in conformity with GAAP, is required tobe accounted for as a capital lease on the balance sheet of that person.

                 "Cash Equivalents" means money, checks, demand deposit accounts, certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $300,000,000, commercial paper with a maturity of 180 days or less issued by a corporation (except an Affiliate of the Guarantor) organized under the laws of any state of the United States of America or the District of Columbia and rated at least A-1 by Standard & Poor's Corporation and at least P-1 by Moody's Investors Service, Inc. and other instruments or investments of equivalent liquidity and safety.

                 "Change in Control" of the Guarantor means the occurrence of any of the following: (i) any person other than the Guarantor, any Subsidiary of the Guarantor, any Special Subsidiary or any employee benefit plan of either the Guarantor or any Subsidiary of the Guarantor or any Special Subsidiary, files a Schedule 13D or 14D-1 under the Exchange Act (or any successor schedule, form or report) disclosing that such person has become the beneficial owner of 40% or more of the total combined voting power of the common stock and other voting Capital Stock of the Guarantor entitled to immediately vote in the election of directors, (ii) there shall be consummated any consolidation or merger of the Guarantor (a) in which the Guarantor is not the continuing or surviving corporation, or (b) pursuant to which the common stock of the Guarantor would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Guarantor in which the holders of the Guarantor's common stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common equity of the continuing or surviving corporation immediately after the consolidation or merger, or (iii) all or substantially all of the Guarantor's assets are sold to any person.

                 "Colombian Assets" means (i) the Capital Stock of Triton Colombia, (ii) the Capital Stock of any Subsidiary of Triton Colombia, (iii) the shares, interests, participations, rights or other equivalent means of ownership owned by the Guarantor or a Subsidiary of the Guarantor in any Joint Venture, provided such Joint Venture owns, directly or indirectly, oil and gas properties or other property interests or rights to oil and gas production in the Santiago de las Atalayas and the Tauramena contract areas in Colombia,
(iv) the Capital Stock of any Subsidiary of the Guarantor (other than Triton Colombia and its Subsidiaries) that owns, directly or indirectly, oil and gas properties or other property interests or rights to oil and gas properties in the Santiago de las Atalayas and the Tauramena contract areas in Colombia and
(v) assets, tangible and intangible, of the Guarantor or any Subsidiary or Joint Venture referred to in clauses (i) through (iv) of this definition that are located in or pertain directly to the operations of the Guarantor or any of its Subsidiaries in the Santiago de las Atalayas and the Tauramena contract areas in Colombia.

                 "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

                 "Company Order" means a written request or order signed in the name of the Company or the Guarantor, as the case may be, by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

                 "Consolidated Net Income" of the Guarantor means, for any period taken as one accounting period, the net income (or loss) of the Guarantor on a consolidated basis for such period determined in conformity with GAAP.

                 "Consolidated Net Worth" means, as at any date of determination, the consolidated stockholders' equity of the Guarantor as determined in accordance with GAAP.

                 "Corporate Trust Office" means the office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 55 Water Street, Room 1820, New York, New York 10041.

                 "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Guarantor or any of its Subsidiaries or the Special Subsidiaries against fluctuations in currency values.

                 "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                 "Designated Senior Indebtedness" means (i) all Indebtedness under the Company's bank agreements that constitutes Senior Indebtedness of the Company, (ii) Indebtedness under that certain revolving credit facility contemplated to be entered into by the Company with Morgan Guaranty Trust Company of New York and certain other lenders, and (iii) any other Senior Indebtedness of the Company which, at the time of determination, has an aggregate principal amount outstanding of at least $10,000,000 and is specifically designated by the Company in the instrument evidencing such Senior Indebtedness of the Company as "Designated Senior Indebtedness".

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Federal Bankruptcy Code" means the Bankruptcy Reform Act of 1978, codified at Title 11 of the United States Code, as amended from time to time.

                 "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of this Indenture.

                 "Guarantee" means, as applied to any obligation, (i) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

                 "Guarantee" means any guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantee set forth in Exhibit B hereto.

                 "Guarantor" means the person named as the "Guarantor" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Guarantor" shall mean such successor corporation.

                 "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books, and the word "majority," used in connection with the terms "Holder" or "Securityholder", shall signify the "majority in Principal Amount" whether or not so expressed.

                 "Indebtedness" of any person means, without duplication, with respect to any person, any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements with respect thereto) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capitalized Lease Obligations and any conditional sale or other title retention agreement), except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such person prepared in accordance with GAAP (but does not include contingent liabilities which appear only in a footnote to a balance sheet), and Indebtedness shall also include, to the extent not otherwise included, the guaranty of items which would be included within this definition and obligations in respect of Currency Agreements, the notional amount with respect to Interest Rate Agreements and the liquidation value of Preferred Stock (except that Indebtedness shall not include Preferred Stock of the Guarantor or Preferred Stock of the Company).

                 "Indenture" means this Indenture as originally executed (including all exhibits thereto) or as it may be amended or supplemented from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the TIA that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                 "Intercompany Agreement" means an intercompany agreement substantially in the form attached as Exhibit C to this Indenture.

                 "Interest Rate Agreements" means the obligations of any person pursuant to any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect such person or any of its Subsidiaries against fluctuations in interest rates.

                 "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor federal income tax laws.

                 "Investment" means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business, which are recorded as accounts receivable on the balance sheet of any person) or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities issued by, any other person.

                 "Issue Price" of any Security means, in connection with the original issuance of such Security, the initial issue price at which the Security is sold as set forth on the face of the Security.

                 "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form, provided that, as to any such arrangement in corporate form, such corporation shall not, as to any person of which such corporation is a Subsidiary, be considered to be a Joint Venture to which such person is a party.

                 "Legal Holiday" means for any place of payment, a day which is not a Business Day at such place of payment.

                 "Lien" means any mortgage, lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

                 "Make-Whole Premium" means, with respect to any Security, an amount equal to the excess, if any, of (a) over (b), where (a) equals the present value of the Principal Amount of such Security, discounted on a
semiannual bond equivalent basis from   November 13, 1997 to the Redemption
Date at a per annum interest rate equal to the lower of (x) the Standard Yield applicable to the Redemption Date for which the determination is being made plus 100 basis points and (y) the Treasury Yield for such Redemption Date plus 100 basis points, and (b) equals the Issue Price plus the accrued Original Issue Discount of such Security to the Redemption Date.

                 "Material Subsidiary" means, at the time of determination, any Subsidiary or Special Subsidiary of the Guarantor that (a) accounted for more than 5% of the consolidated revenues of the Guarantor for the most recently completed fiscal year of the Guarantor or its predecessor or (b) was the owner of more than 5% of the consolidated assets of the Guarantor as at the end of such fiscal year, all as shown on the consolidated financial statements of the Guarantor or its predecessor for such fiscal year.

                 "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Guarantor or any Subsidiary) net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale,
(ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is required in connection with such Asset Sale and (iv) appropriate amounts to be provided by the Guarantor or any Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Guarantor or any Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

                 "Non-payment Default" means any event (other than a Payment Default) the occurrence of which entitles one or more persons to accelerate the maturity of any Designated Senior Indebtedness.

                 "Officers' Certificate" means a certificate signed, in the case of the Company, by two officers of the Company, and, in the case of the Guarantor, by two officers of the Guarantor. Each Officers' Certificate (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include the statements provided for in TIA Section 314(e).

                 "Oil and Gas Reserve Estimate" means, on an after-tax basis, the standardized measure of discounted future net cash inflows relating to proved oil and gas reserves as calculated in accordance with Statement of Financial Accounting Standards No. 69, as in effect on the date hereof, as adjusted for any (i) back-in interests or interest equalization and unitization arrangements with third parties and (ii) acquisitions, transfers or dispositions of interests in such reserves since the date as of which such standardized measure has been calculated (it being understood that in the case of any acquisition the right to include such estimates shall be dependent upon the availability of such estimate from a nationally recognized engineering firm).

                 "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company, the Guarantor or the Trustee. Each such Opinion of Counsel shall include the statements provided for in TIA Section 314(e).

                 "Original Issue Discount" of any Security means the difference between the Issue Price and the Principal Amount of the Security as set forth on the face of the Security.

                 "Paying Agent" means any person authorized by the Company to pay the Principal Amount, Issue Price, premium (if any), accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, or interest (if any), on any Securities on behalf of the Company.

                 "Payment Default" means any default in the payment of principal, premium, if any, or interest, if any, on any Designated Senior Indebtedness beyond any applicable grace period with respect thereto.

                 "Permitted Indebtedness" means (i) the Securities and the Guarantees; (ii) Indebtedness of the Company or any of its Subsidiaries or Special Subsidiaries outstanding on December 15, 1993; (iii) obligations pursuant to Interest Rate Agreements or Currency Agreements; (iv) with respect to any assets acquired or constructed after the date hereof (including unimproved real property acquired prior to the date hereof), Indebtedness under Capitalized Lease Obligations and purchase money mortgages; (v) Indebtedness of the Guarantor or any Subsidiary in respect of trade letters of credit and standby letters of credit incurred in the ordinary course of business in an aggregate amount not to exceed $25,000,000 at any time outstanding; (vi) loans or advances from a Subsidiary to the Guarantor or another Subsidiary, provided that the obligation of the obligor of such Indebtedness is subject to an Intercompany Agreement; (vii) indebtedness of the Guarantor or any Subsidiary consisting of (A) guaranties, indemnities or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets and (B) guaranties of the Indebtedness of a Restricted Subsidiary, provided, however, that (I) to the extent such transaction involves an Affiliate, the obligation of the guarantor of such guarantee is subject to an Intercompany Agreement, (II) such guarantee is subordinated to the Securities and the Guarantees, and the agreement governing the guarantee includes subordination provisions substantially similar to those set forth in Article XI and Article XIII to the same extent as if the Securities were Senior Indebtedness of the Company and the Guarantees were Senior Indebtedness of the Guarantor and (III) such incurrence of the guarantee is otherwise permitted under Section 10.08; (viii) any obligation or liability of the Guarantor or any Subsidiary in respect of leasehold interests assigned by the Guarantor or such Subsidiary to any other person; (ix) Indebtedness of the Guarantor to any Restricted Subsidiary, provided, however, that (I) the obligation of the obligor of such Indebtedness is subject to an Intercompany Agreement, (II) such Indebtedness is subordinated to the Securities and the Guarantees, and the agreement governing such Indebtedness includes subordination provisions substantially similar to those set forth in Article XI and Article XIII to the same extent as if the Securities were Senior Indebtedness of the Company and the Guarantees were Senior Indebtedness of the Guarantor and (III) such incurrence of Indebtednessis otherwise permitted under Section 10.08; and (x) any renewals, extensions, substitutions, refinancings or replacements of any Indebtedness, including any successive extensions, renewals, substitutions, refinancings or replacements so long as the aggregate amount of Indebtedness represented thereby is not increased by such renewal, extension, substitution, refinancing or replacement unless otherwise permitted herein, such renewal, extension, substitution, refinancing or replacement does not reduce the average life to stated maturity or the stated maturity of such Indebtedness and, if the Indebtedness being renewed, extended, substituted, refinanced or replaced is Indebtedness of the Guarantor, such renewal, extension, substitution, refinancing or replacement shall be Indebtedness of the Guarantor; and (xi) additional Indebtedness (including Acquired Indebtedness) having a principal amount outstanding at issuance or at the date of assumption not to exceed $100,000,000, at any time outstanding.

                 "Permitted Investments" means (i) transactions reflected as debits and credits on the books and records of the Guarantor and entered into in the ordinary course of business, consistent with past practices, in connection with the Guarantor's cash management system and ongoing cost and reimbursement arrangements among the Guarantor and its Restricted Subsidiaries, all in accordance with GAAP, (ii) Investments in Restricted Subsidiaries, and (iii) Investments in an aggregate amount not exceeding $20,000,000 outstanding at any time.

                 "Person" means any individual, corporation, partnership, Joint Venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

                 "Preferred Stock" means, with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of such person's preferred or preference stock, whether now outstanding or issued after the date hereof, which is preferred as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation of such person, and includes, without limitation, all classes and series of preferred or preference stock.

                 "Principal" or "Principal Amount" of a Security means the principal amount payable at Stated Maturity as set forth on the face of the Security.

                 "Quoted Price" means the last reported sales price (or, if no sales prices are reported, the average of the high and low bid prices on the last preceding trading day) of a security on the New York Stock Exchange Composite Tape or such other international, national or regional stock exchange upon which the common stock is listed, or, if the shares of common stock or comparable common equity stock are not listed on an international, national or regional stock exchange, as quoted on the National Association of Securities Dealers Automated Quotation System or the National Quotation Bureau Incorporated or similar quotation system. In the absence of one or more such quotations, the Guarantor shall be entitled to determine the Quoted Price on the basis of such quotations as it considers appropriate.

                 "Redeemable Stock" means any equity security that by its terms or otherwise is required to be redeemed prior to the Stated Maturity of the Securities, or is redeemable at the option of the holder thereof at any time prior to the Stated Maturity of the Securities.

                 "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                 "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                 "Registrar" means an office or agency of the Company where Securities may be presented for registration of transfer or for exchange.

                 "Restricted Subsidiary" means any person of which at least 90% of the total voting power of outstanding shares of Capital Stock entitled (without regard to the occurrence of any contingency which does or may suspend or dilute the voting rights of such stock) to vote in the election of directors, managers or trustees thereof is at such time owned or controlled by the Guarantor directly or through one or more of the other Subsidiaries of the Guarantor or a combination thereof, provided, however, that Triton Colombia shall be deemed a Restricted Subsidiary for all purposes of this definition and Indenture for as long as the Guarantor shall retain the beneficial ownership of any of its Capital Stock having the right to vote on matters brought before shareholders generally, and provided, further, that a Special Subsidiary shall be deemed a Restricted Subsidiary at such time as it becomes at least 90% owned in accordance with this definition.

                 "SEC" means the Securities and Exchange Commission.

                 "Securities" means any of the securities, as defined in the first paragraph of the recitals hereof, that are authenticated and delivered under this Indenture.

                 "Senior Indebtedness of the Company" shall mean (i) the principal of and premium, if any, and interest on and all other monetary obligations of every kind or nature due on or in connection with any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities, and (ii) Indebtedness outstanding or hereafter incurred under the Company's bank agreements. Notwithstanding the foregoing, Senior Indebtedness of the Company shall not include (a) the principal of and premium, if any, and interest on and all other monetary obligations of every kind or nature due on or in connection with any Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries, (b) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Company,(c) Indebtedness that, when incurred, was without recourse to the Company, (d) any liability for federal, state, local or other taxes owed or owing by the Company, (e) that portion of any Indebtedness which at the time of issuance is issued in violation of the Indenture, (f) Indebtedness that is represented by Redeemable Stock, (g) amounts owing under leases (other than any Capitalized Lease Obligations), or (h) all amounts owed (except to banks and other financing institutions) for goods, materials or services purchased in the ordinary course of business or for compensation to employees.

                 "Senior Indebtedness of the Guarantor" shall mean (i) the principal of and premium, if any, and interest on and all other monetary obligations of every kind or nature due on or in connection with any Indebtedness of the Guarantor (other than as otherwise provided in this definition), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment the Guarantees and (ii) Indebtedness outstanding or hereafter incurred under the Guarantor's bank agreements. Notwithstanding the foregoing, Senior Indebtedness of the Guarantor shall not include (a) the principal of and premium, if any, and interest on and all other monetary obligations of every kind or nature due on or in connection with any Indebtedness of the Guarantor to a Subsidiary or any other Affiliate of the Guarantor or any of such Affiliate's subsidiaries, (b) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Guarantor,(c) Indebtedness that, when incurred, was without recourse to the Guarantor, (d) any liability for federal, state, local or other taxes owed or owing by the Guarantor, (e) that portion of any Indebtedness which at the time of issuance is issued in violation of the Indenture, (f) Indebtedness that is represented by Redeemable Stock, (g) amounts owing under leases (other than any Capitalized Lease Obligations), or (h) all amounts owed (except to banks and other financing institutions) for goods, materials or services purchased in the ordinary course of business or for compensation to employees.

                 "Special Subsidiaries" means Triton Canada Resources Ltd., Triton Europe p.l.c., Crusader Limited, New Zealand Petroleum Company Limited and Aero Services International, Inc.

                 "Standard Yield" means 5.93%, if a Security is redeemed on or before November 1, 1993, 5.39%, if redeemed after November 1, 1993 and on or before November 1, 1994, 4.84%, if redeemed after November 1, 1994 and on or before November 1, 1995, 4.37%, if redeemed after November 1, 1995 and on or before November 1, 1996, and 3.49%, if redeemed after November 1, 1996 and prior to the Stated Maturity.

                 "Stated Maturity," when used with respect to any Security, means the date specified in such Security as the fixed date on which an amount equal to the Principal of such Security is due and payable.

                 "Subsidiary" means any person of which at least 50% of the total voting power of outstanding shares of Capital Stock entitled (without regard to the occurrence of any contingency which does or may suspend or dilute the voting rights of such stock) to vote in the election of directors, managers or trustees thereof is at such time owned or controlled, by any person directly or through one or more of the other Subsidiaries of that person or a combination thereof, provided, however, that Triton Colombia shall be deemed a Subsidiary of the Guarantor for all purposes of this definition and Indenture for as long as the Guarantor shall retain the beneficial ownership of any of its Capital Stock having the right to vote on matters brought before shareholders generally, and provided, further, that for purposes of this definition, the term Subsidiaries shall not include any Special Subsidiary until such time as it becomes a Restricted Subsidiary.

                 "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbb), as in effect on the date this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" or "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended.

                 "Treasury Yield" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the applicable Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar data)) most nearly equal to the then remaining average life of the Securities; provided, that if the average life of the Securities is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the average life of the Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                 "Triton Colombia" means Triton Colombia, Inc., one of the Guarantor's wholly-owned Subsidiaries.

                 "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of this Indenture, and thereafter means such successor.

                 "Voting Stock" means the Capital Stock of any class or kind ordinarily (without regard to the occurrence of any contingency) having the power to vote for the election of directors of the Company or the Guarantor.

                 "Wholly-owned Subsidiary" means, with respect to any person, any Subsidiary of such person, all of the outstanding shares of Capital Stock having the right to participate in the residual equity of such Subsidiary (other than qualifying shares required to be owned by directors) of which are owned directly by such person or a wholly-owned Subsidiary of such person.

                 SECTION 1.02.  Other Definitions.

                                                             Defined in
         Term                                                   Section

"Act" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.06(a)
"Asset Sale Amount" . . . . . . . . . . . . . . . . . . . . . . 10.16(c)
"Asset Sale Offer"  . . . . . . . . . . . . . . . . . . . . . . 10.16(c)
"Asset Sale Offer Date" . . . . . . . . . . . . . . . . . . . . 10.16(c)
"Asset Sale Offer Notice" . . . . . . . . . . . . . . . . . .   10.16(e)
"Asset Sale Offer Price"  . . . . . . . . . . . . . . . . . . . 10.16(c)
"Asset Sale Purchase Date"  . . . . . . . . . . . . . . . . . . 10.17(d)
"Asset Sale Purchase Notice"  . . . . . . . . . . . . . . . . . 10.16(f)
"Change in Control Purchase Notice" . . . . . . . . . . . . . . 10.13(c)
"Change in Control Purchase Date" . . . . . . . . . . . . . . . 10.13(a)
"Change in Control Purchase Price"  . . . . . . . . . . . . . . 10.13(a)
"Covenant defeasance" . . . . . . . . . . . . . . . . . . . . . . .12.03
"Defeasance"  . . . . . . . . . . . . . . . . . . . . . . . . . . .12.02
"Deficiency"  . . . . . . . . . . . . . . . . . . . . . . . . . 10.16(c)
"Event of Default"  . . . . . . . . . . . . . . . . . . . . . . . . 5.01
"Excess Proceeds" . . . . . . . . . . . . . . . . . . . . . . . 10.16(b)
"Payment Blockage Period" . . . . . . . . . . . . . . . . . . . 11.03(b)
"Permitted Junior Securities" . . . . . . . . . . . . . . .  11.02(c)(1)
"Restricted Payments" . . . . . . . . . . . . . . . . . . . . . .  10.08
"Security Register" . . . . . . . . . . . . . . . . . . . . . . . . 2.04
"U.S. Government Obligations" . . . . . . . . . . . . . . . . . . .12.04

                 SECTION 1.03. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                 "Commission" means the SEC;

                 "indenture securities" means the Securities;

                 "indenture security holder" means a Holder or a Securityholder;

                 "indenture to be qualified" means this Indenture;

                 "indenture trustee" or "institutional trustee" means the Trustee; and

                 "obligor" on the indenture securities means the Company or any other obligor on the Securities.

                 All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

                 SECTION 1.04. Compliance Certificates and Opinions. Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act and an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                 SECTION 1.05. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

                 SECTION 1.06.  Acts of Holders.

                 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or both are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

                 (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                 (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                 (d) The ownership of Securities shall be proved by the Security Register.

                 SECTION 1.07. Notices, etc. to Trustee, Company and Guarantor. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                 (1) the Trustee by any Holder, the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
Attention: Corporate Trustee Administration Department, or

                 (2) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to the attention of its Treasurer, which address is 6688 N. Central Expressway, Suite 1400, Dallas, Texas 75206-9926, or at any other address previously furnished in writing to the Trustee by the Company, or

                 (3) the Guarantor by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantor, addressed to the attention of its Treasurer, which address is Caledonian House, Mary Street, P.O. Box 1043, George Town, Grand Cayman, Cayman Islands, or at any other address previously furnished in writing to the Trustee by the Guarantor.

                 SECTION 1.08. Notice to Holders of Securities; Waiver. Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders of Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

                 In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                 Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                 SECTION 1.09. Language of Notices. Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

                 SECTION 1.10. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by Section 318(c) thereof, such required provision shall control.

                 SECTION 1.11. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                 SECTION 1.12. Successors and Assigns. All covenants and agreements in this Indenture by the Company or the Guarantor shall bind the successors and assigns of the Company or the Guarantor, respectively, whether so expressed or not.

                 SECTION 1.13. Separability Clause. In case any provision in this Indenture or any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 SECTION 1.14. Benefits of Indenture. Nothing in this Indenture or any Security express or implied, shall give to any person, other than the parties hereto, any Registrar, any Paying Agent and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                 SECTION 1.15. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York as applied to agreements made or instruments entered into and, in each case, performed in said state, without regard to principles of conflicts of laws.

                 SECTION 1.16. Submission to Jurisdiction. The Guarantor hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the courts of the United States of America having jurisdiction in the State of New York for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Indenture, the Securities or the Guarantees. The Guarantor designates and appoints Triton Energy Corporation, 6688 North Central Expressway, Suite 1400, Dallas, Texas 75206-9926, Attention: Robert B. Holland, III and its successors as the Guarantor's lawful agent in the United States of America upon which may be served, and which may accept and acknowledge, for and on behalf of the Guarantor all process in any action, suit or proceedings that may be brought against the Guarantor in any of the courts referred to in this Section, and agrees that such service of process, or the acceptance or acknowledgement thereof by said agent, shall be valid, effective and binding in every respect; provided, however, that if said agency shall cease for any reason whatsoever, the Guarantor hereby designates and appoints, without power of revocation, the Secretary of State of the State of New York to serve as its agent for service of process. Nothing contained in this Section 1.16 shall limit the right of the Holders of the Securities or any of them to take proceedings against the Guarantor in any other court of competent jurisdiction nor, by virtue of anything contained herein, shall the taking of proceedings in one or more jurisdictions preclude the taking or proceedings in any other jurisdiction whether concurrently or not.

                 SECTION 1.17. Legal Holidays. In any case where any Redemption Date, Change in Control Purchase Date, Asset Sale Purchase Date, date for payment of interest on overdue amounts or Stated Maturity shall be a Legal Holiday at any place of payment, then (notwithstanding any other provision of this Indenture, any Security other than a provision in any Security that specifically states that such provision shall apply in lieu of this Section) payment need not be made at such place of payment on such date, but may be made on the next succeeding day that is a Business Day at such place of payment with the same force and effect as if made on the Redemption Date, Change in Control Purchase Date, Asset Sale Purchase Date, date for payment of interest on overdue amounts or Stated Maturity, and such time for the period from and after such Redemption Date, Change in Control Purchase Date, Asset Sale Purchase Date, date for payment of interest on overdue amounts or Stated Maturity.


                                   ARTICLE II

                                 The Securities

                 SECTION 2.01. Forms Generally. The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A, which is a part of this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                 The Guarantees to be endorsed on the Securities shall be in substantially the forms set forth in Exhibit B, which is a part of this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Guarantees as evidenced by their execution of the Guarantees.

                 The terms and provisions contained in the form of the Securities and Guarantees endorsed thereon, annexed hereto as Exhibits A and B, shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company, the Guarantor and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                 The definitive Securities and Guarantees shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities and Guarantees, as evidenced by their execution of such Securities and Guarantees.

                 SECTION 2.02. Execution, Authentication, Delivery and Dating. Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its President, its Treasurer or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries and the Guarantees shall be executed on behalf of the Guarantor by its Chairman of the Board, one of its Vice Chairmen, its President, its Treasurer or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities or the Guarantees, as applicable, may be manual or facsimile.

                 Securities or Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor, as applicable, shall bind the Company or the Guarantor, as applicable, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities having endorsed thereon Guarantees or did not hold such offices at the date of such Securities or Guarantees.

                 At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company having endorsed thereon Guarantees executed by the Guarantor to the Trustee for authentication and, provided that a resolution from the Board of Directors of the Company, a resolution from the Board of Directors of the Guarantor, Officers' Certificate or supplemental indenture or indentures with respect to such Securities and Guarantees and a Company Order for the authentication and delivery of such Securities and Guarantees endorsed thereon has been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof and of such Securities and Guarantees shall authenticate and deliver such Securities.

                 Each Security shall be dated the date of its authentication. No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided in the form of Security attached hereto as Exhibit A executed by or on behalf of the Trustee by the manual signature of one of its authorized officers. All Securities outstanding as of March 25, 1996 shall be deemed to have endorsed thereon a Guarantee in the form of the Guarantee attached hereto as Exhibit B. Such certificate upon any Security shall be conclusive evidence,and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                 In case the Company or the Guarantor, pursuant to Article VIII, shall be consolidated or merged with or into any other person or shall convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any person and the successor person resulting from such consolidation, or surviving such merger, or into which the Company or the Guarantor, as the case may be, shall have been merged, or the successor person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article VIII, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor person, be exchanged for other securities executed in the name of the successor person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like Principal Amount; and the Trustee, upon Company Order of the successor person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time outstanding held by such Holder for Securities authenticated and delivered in such new name.

                 SECTION 2.03. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, in the manner provided in Section 2.02, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, having endorsed thereon Guarantees duly executed by the Guarantor, substantially in the form of the definitive Guarantees, and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities and the officers of the Guarantor executing such Guarantees may determine, as conclusively evidenced by their execution of such Securities and Guarantees, respectively.

                 If temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at the office or agency of the Company designated pursuant to Section 10.02 without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor, a like Principal Amount of definitive Securities of authorized denominations containing identical terms and provisions, having endorsed thereon Guarantees executed by the Guarantor. Unless otherwise provided in or pursuant to this Indenture, until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                 SECTION 2.04. Registration, Transfer and Exchange. With respect to the Securities, the Company shall cause to be kept a register (the "Security Register") at the Corporate Trust Office which, subject to such reasonable regulations as the Trustee may prescribe, the Company shall provide for the registration of the Securities and of transfers of the Securities.
The Trustee is hereby initially appointed Registrar for the purpose of registering Securities and transfers of Securities as herein provided, subject to Section 10.02. In the event that the Trustee shall cease to be Registrar with respect to the Securities, it shall have the right to examine the Security Register at all reasonable times.

                 Upon surrender for registration of transfer of any Security at any office or agency of the Company designated pursuant to Section 10.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities denominated as authorized in or pursuant to this Indenture, of a like aggregate Principal Amount, having endorsed thereon a Guarantee executed by the Guarantor bearing a number not contemporaneously outstanding and containing identical terms and provisions.

                 At the option of the Holder, Securities may be exchanged for other Securities containing identical terms and provisions, in any authorized denominations, and of a like aggregate Principal Amount, each such Security having endorsed thereon a Guarantee executed by the Guarantor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive, each Security having endorsed thereon a Guarantee executed by the Guarantor.

                 All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

                 Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                 No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.02, 2.03, this 2.04, or
9.06 not involving any transfer.

                 Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities under Section 3.03 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

                 SECTION 2.05. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, subject to the provisions of this Section 2.05, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security containing identical terms and of like Principal Amount, having endorsed thereon a Guarantee executed by the Guarantor and bearing a number not contemporaneously outstanding.

                 If there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security containing identical terms and of like principal amount, having endorsed thereon a Guarantee executed by the Guarantor and bearing a number not contemporaneously outstanding.

                 Notwithstanding the foregoing provisions of this Section 2.05, in case any mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                 Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                 Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute a separate obligation of the Company and of the Guarantor with respect to the Guarantee endorsed thereon, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                 The provisions of this Section, as amended or supplemented pursuant to this Indenture, with respect to the Securities shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                 SECTION 2.06. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the person in whose name such Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of the Principal Amount, premium (if any), any Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, interest (if any) and any other required payment hereunder with respect to such Security and for all other purposes whatsoever, whether or not any payment with respect to such Security shall be overdue, and neither the Company, nor the Guarantor, or the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

                 SECTION 2.07. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee, and any such Securities, as well as Securities surrendered directly to the Trustee for any such purpose, shall be canceled promptly by the Trustee. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be canceled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order or, in the absence of such Company Order, in accordance with the Trustee's standard procedures.

                 SECTION 2.08. Computation of Original Issue Discount. Except as otherwise provided in or pursuant to this Indenture, Original Issue Discount on the Securities shall accrue at 12.50% per annum, on a semi-annual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the date of this Indenture.

                                   ARTICLE III

                            Redemption of Securities

                 SECTION 3.01. Right of Redemption. The Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, at the Redemption Prices specified in the form of Security.

                 SECTION 3.02. Applicability of Article. Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

                 SECTION 3.03. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities pursuant to Section 3.01 shall be evidenced by a resolution from the Board of Directors, a certified copy of which is delivered to the Trustee. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by it (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the aggregate Principal Amount of Securities to be redeemed.

                 SECTION 3.04. Selection by Trustee of Securities to Be Redeemed. If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the Redemption Date by the Trustee from the outstanding Securities not previously called for redemption, either pro rata, by lot or by another method the Trustee shall deem fair and reasonable, and the aggregate Principal Amounts to be redeemed may be equal to $1,000 or any integral multiple thereof in a minimum amounts of at least $20,000,000 or otherwise pursuant to the terms of this Indenture.

                 The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the aggregate Principal Amount thereof to be redeemed.

                 For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the aggregate Principal Amount of such Security which has been or is to be redeemed.

                 SECTION 3.05. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                 All notices of redemption shall state:

                 (a)  the Redemption Date;

                 (b)  the Redemption Price;

                 (c) if less than all outstanding Securities are to be redeemed, the identification (and, in the case of a Security to be redeemed in part, the aggregate Principal Amount) of the particular Securities to be redeemed;

                 (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that unless the Company shall default in payment of the Redemption Price, accrued Original Issue Discount thereon shall cease to accrue on and after said date;

                 (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

                 (f) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                 (g)  the CUSIP number, if any, relating to such Securities;
and

                 (h) in the case of a Security to be redeemed in part, the aggregate Principal Amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate Principal Amount equal to the unredeemed portion thereof will be issued.

                 Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at its request, by the Trustee in the name and at the expense of the Company.

                 SECTION 3.06. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the applicable Redemption Date) sufficient to pay the Redemption Price of all the Securities or portions thereof which are to be redeemed on that date.

                 SECTION 3.07. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to accrue Original Issue Discount. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price.

                 If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Issue Price thereof and premium (if any), thereon shall, until paid, accrue Original Issue Discount from the Redemption Date at the rate set forth in Section 2.08.

                 SECTION 3.08. Securities Redeemed in Part. Any Security that is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 10.02 (with, if the Company, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Registrar or the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to and in exchange for the unredeemed portion of the Principal Amount of the Security so surrendered.


                                   ARTICLE IV

                           Satisfaction and Discharge

                 SECTION 4.01.  Discharge of Liability on Securities.  When
(i) the Company or the Guarantor delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.05) for cancellation or (ii) all outstanding Securities have become due and payable and the Company or the Guarantor deposits with the Trustee cash sufficient to pay at Stated Maturity the Principal Amount of all outstanding Securities (other than Securities replaced pursuant to Section 2.05), and if in either case the Company or the Guarantor pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Sections 4.02 and 6.05, cease to be of further effect. The Trustee shall, at the cost and expense of the Company, join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officer's Certificate and Opinion of Counsel, each stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with.

                 SECTION 4.02. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company, upon written request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money then remaining will be returned to the Company. After return to the Company, Holders entitled to the money must look only to the Company for payment as general creditors unless an applicable abandoned property law designates another person.


                                    ARTICLE V

                              Defaults and Remedies

                 SECTION 5.01. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be occasioned or prohibited by the provisions of Article XI or be voluntary or involuntary or be effected by the operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (a) default in the payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price or any other required payment under this Indenture when the same becomes due and payable as herein provided, whether at its Stated Maturity, upon redemption, upon declaration of acceleration, when due for purchase by the Company or otherwise, whether or not such payment shall be prohibited by this Indenture; or

                 (b) default in the performance, or breach, of any covenant or agreement of the Company or the Guarantor hereunder (other than a default in the performance, or breach, of a covenant or agreement that is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in Principal Amount of the outstanding Securities a written notice specifying such default or breach and stating that such notice is a "Notice of Default" hereunder; or

                 (c) (i) an event of default shall have occurred under any mortgage, bond, indenture, loan agreement or other document evidencing any issue of Indebtedness of the Company, the Guarantor or any other Material Subsidiary (except for any Special Subsidiary less than 30% of the common equity of which is directly or indirectly owned by the Company as of the date of this Indenture) for money borrowed, which issue has an aggregate outstanding principal amount of not less than $10,000,000, and such default shall result in such Indebtedness becoming, whether by declaration or otherwise, due and payable prior to the date on which it would otherwise become due and payable or (ii) a default in any payment when due at final maturity of any such Indebtedness; or

                 (d) final judgments or orders rendered against the Company, the Guarantor or any other Material Subsidiary (except for any Special Subsidiary less than 30% of the common equity of which is directly or indirectly owned by the Company as of the date of this Indenture) which require the payment in money, either individually or in an aggregate amount, of more than $10,000,000 and such judgment or order shall remain unsatisfied or unstayed for 60 consecutive days after such judgement or order becomes final and nonappealable; or

                 (e) the entry of a decree or order by a court having jurisdiction in the premises (i) for relief in respect of the Company, the Guarantor or any other Material Subsidiary (except for any Special Subsidiary less than 30% of the common equity of which is directly or indirectly owned by the Company as of the date of this Indenture) in an involuntary case or proceeding under, in the case of the Company or any other Material Subsidiary, the Federal Bankruptcy Code or any other Federal or state bankruptcy, insolvency, reorganization or similar law, or, in the case of the Guarantor, any applicable bankruptcy, insolvency, reorganization or other similar law of the Cayman Islands, or (ii) adjudging the Company, the Guarantor or any other such Material Subsidiary a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, the Guarantor or any other such Material Subsidiary under, in the case of the Company or any other Material Subsidiary, the Federal Bankruptcy Code or any other applicable Federal or state law, or, in the case of the Guarantor, any applicable bankruptcy, insolvency, reorganization or other similar law of the Cayman Islands; or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, the Guarantor, or any other such Material Subsidiary or of any substantial part of any of their properties, or ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                 (f) the institution by the Company, the Guarantor or any other Material Subsidiary (except for any Special Subsidiary less than 30% of the common equity of which is directly or indirectly owned by the Company as of the date of this Indenture) of a voluntary case or proceeding under, in the case of the Company or any other Material Subsidiary, the Federal Bankruptcy Code or any other applicable Federal or state law, or, in the case of the Guarantor, any applicable bankruptcy, insolvency, reorganization or other similar law of the Cayman Islands or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company, the Guarantor or any other such Material Subsidiary to the entry of a decree or order for relief in respect of the Company, the Guarantor or any other such Material Subsidiary in any involuntary case or proceeding under, in the case of the Company or any other Material Subsidiary, the Federal Bankruptcy Code or any other applicable Federal or state law, or, in the case of the Guarantor, any applicable bankruptcy, insolvency, reorganization or other similar law of the Cayman Islands or to the institution of bankruptcy or insolvency proceedings against the Company, the Guarantor or any other such Material Subsidiary, or the filing by the Company, the Guarantor or any other such Material Subsidiary of a petition or answer or consent seeking reorganization or relief under, in the case of the Company or any other Material Subsidiary, the Federal Bankruptcy Code or any other applicable Federal or state law, or, in the case of the Guarantor, any applicable bankruptcy, insolvency, reorganization or other similar law of the Cayman Islands, or the consent by it to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any of the Company, the Guarantor or any other such Material Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or taking of corporate action by the Company, the Guarantor or any other such Material Subsidiary in furtherance of any such action; or

                 (g) default by the Company or the Guarantor in the performance or breach of the terms of Article VIII.

                 Each of the Company and the Guarantor shall deliver to the Trustee, immediately after it becomes aware of the occurrence thereof, written notice of (i) any Event of Default under this Section 5.01, or (ii) any event which with the giving of notice or the lapse of time or both would become an Event of Default under clause (b) or clause (c), its status and what action the Company or the Guarantor is taking or proposes to take with respect thereto.

                 SECTION 5.02. Acceleration of Maturity; Rescission. If an Event of Default with respect to the Securities (other than an Event of Default specified in Section 5.01(e) or (f)) occurs and is continuing, the Trustee or the Holders of at least a 25% in aggregate Principal Amount of the Securities then outstanding, by written notice to the Company and the Guarantor (and to the Trustee if such notice is given by Holders), may, and the Trustee at the request of such Holders shall, declare the Issue Price and accrued Original Issue Discount, and premium (if any), to be immediately due and payable, as specified below. Upon a declaration of acceleration, such amount shall be due and payable immediately after receipt by the Company and the Guarantor of such written notice given hereunder. If an Event of Default specified in Section 5.01(e) or 5.01(f) occurs and is continuing, then the Issue Price and accrued Original Issue Discount on all of the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate Principal Amount of the Securities outstanding, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

                 (a) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                    (i)   all sums paid or advanced by the Trustee under
Section 6.05 and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

                    (ii) the Issue Price, premium (if any), and accrued Original Issue Discount on any Securities which have become due otherwise than by such declaration of acceleration and overdue interest thereon (to the extent of such overdue interest at the rate borne by the Securities); and

                 (b) the rescission would not conflict with any judgment or and if all existing Events of Default, other than the non-payment of the Issue Price and accrued Original Issue Discount which have become due solely by such declaration of acceleration, have been cured or waived.

                 No such rescission shall affect any subsequent Default or impair any right consequent thereon provided in Section 5.13.

                 SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if an Event of Default described in Section 5.01(a) occurs and is continuing, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities, with interest upon the overdue amounts and, to the extent that payment of such interest shall be legally enforceable, upon overdue interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                 If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, the Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon the Securities, wherever situated.

                 If an Event of Default with respect to the Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or the Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

                 SECTION 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities or the property of the Company, the Guarantor or such other obligor or their creditors, the Trustee (irrespective of whether the Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, interest (if any), or any other payment required to be made under this Indenture in connection with the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                 (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities, of the Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, interest (if any), or any other payment required under this Indenture and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities allowed in such judicial proceeding, and

                 (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.05.

                 Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

                 SECTION 5.05. Trustee May Enforce Claims without Possession of Securities. All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment,after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security in respect of which such judgment has been recovered.

                 SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 FIRST:  To the payment of all amounts due the Trustee under
Section 6.05;

                 SECOND: To the payment of the amounts then due and unpaid upon the Securities for the Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, interest (if any), or any other payment required under this Indenture, as the case may be, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities;

                 THIRD:  The balance, if any, to the Company.

                 SECTION 5.07. Limitations on Suits. No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                 (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                 (b) the Holders of not less than 25% in aggregate Principal Amount at the time outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default;

                 (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                 (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                 (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate Principal Amount of the outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

                 SECTION 5.08. Unconditional Right of Holders to Receive Payment. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the Amount, premium (if any), Issue Price, accrued Original Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, interest (if any), or any other required payment under this Indenture with respect to such Security, on the respective due dates therefor specified in such Security (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder as provided in or pursuant to this Indenture, on the date such repayment is due) and to institute suit for the enforcement of any such payment, and such right shall not be impaired or affected without the consent of such Holder.

                 SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantor, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

                 SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided in Section 2.05, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security is intended to be exclusive of any other right or remedy, and every right and remedy to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                 SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

                 SECTION 5.12. Control by Holders of Securities. The Holders of a majority in aggregate Principal Amount of the outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                 (a) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities, and

                 (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                 SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in aggregate Principal Amount of the outstanding Securities, by notice to the Trustee (and without notice to any other Holder) on behalf of the Holders of all the Securities may waive any past Default hereunder with respect to such Securities and its consequences, except
                 (a)  an Event of Default described in Section 5.01(a), or

                 (b) a Default in respect of a covenant or provision that under Section 9.02 cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

                 Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                 SECTION 5.14. Waiver of Stay or Extension Laws. The Company and the Guarantor each covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor each expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                     Trustee

                 SECTION 6.01. Rights of Trustee. Subject to TIA Section 315(a) through (d):

                 (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                 (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                 (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                 (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, provided that the Trustee's conduct does not constitute negligence or bad faith.

                 (e) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                 (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                 (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantor, personally or by agent or attorney.

                 (h) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities unless either (1) a responsible officer of the Trustee assigned to the Corporate Trust Department of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on the Securities or by any Holder of the Securities.

                 (i) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                 SECTION 6.02. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantor or their respective Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to TIA Sections 310(b) and 311.

                 SECTION 6.03. Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or the Guarantees endorsed thereon. It shall not be accountable for the Company's or the Guarantor's use of the proceeds from the Securities and it shall not be responsible for any statement in the Securities or the Guarantees endorsed thereon other than its certificate of authentication.

                 SECTION 6.04. Notice of Default. If a Default or an Event of Default occurs and is continuing with respect to the Securities and if it is known to the Trustee, the Trustee shall mail to each Holder of Securities notice of the Default or Event of Default within 30 days after it occurs, unless such Default or Event of Default has been cured.

                 SECTION 6.05. Compensation and Indemnity. The Company and the Guarantor shall pay to the Trustee such compensation as shall be agreed upon in writing for its services. The Company and the Guarantor shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

                 The Company and the Guarantor shall, jointly and severally, indemnify the Trustee for, and hold it harmless against, any loss or liability or expense incurred by it without negligence or bad faith on its part, in connection with the administration of this Indenture and its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company and the Guarantor promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company and the Guarantor shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company or the Guarantor shall pay reasonable fees and expenses of such counsel. Neither the Company nor the Guarantor need pay for any settlements made without its consent. Neither the Company nor the Guarantor need reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

                 To secure the Company's and the Guarantor's payment obligations in this Section 6.05, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay the Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, interest (if any), and any other payment required to be made hereunder, as the case may be, on particular Securities.

                 If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in Section 5.01(e) or (f), the expenses and the compensation for the services will be intended to constitute expenses of administration under any applicable Federal Bankruptcy Law.

                 The provisions of this Section 6.05 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

                 SECTION 6.06. Replacement of Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 6.06. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

                 (1)  the Trustee fails to comply with Section 6.08;

                 (2)  the Trustee is adjudged a bankrupt or insolvent;

                 (3) a receiver or public officer takes charge of the Trustee or its property; or

                 (4) the Trustee otherwise becomes legally incapable of acting.

                 If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

                 A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee to the Company and the Guarantor. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.05.

                 If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, the Guarantor or the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 If the Trustee fails to comply with Section 6.08, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                 SECTION 6.07. Successor Trustee by Merger, Etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee.

                 SECTION 6.08. Eligibility; Disqualification. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b) regarding disqualification of a trustee upon acquiring a conflicting interest.

                 SECTION 6.09. Money Held in Trust. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or the Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                 SECTION 6.10. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b).

                 A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE VII

                     Holders' Lists and Reports by Trustee,
                            Company and the Guarantor

                 SECTION 7.01. Company and Guarantor to Furnish Trustee Names and Addresses of Holders. In accordance with Section 312(a) of the Trust Indenture Act, the Company and the Guarantor shall furnish or cause to be furnished to the Trustee

                 (a) semiannually with respect to the Securities on April 1 and November 1 of each year, or not more than 15 days after each such date, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and

                 (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Registrar, no such list shall be required to be furnished.

                 SECTION 7.02. Preservation of Information; Communications to Holders. The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

                 Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor, the Trustee, any Paying Agent or any Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with
Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 312(b)of the Trust Indenture Act.

                 SECTION 7.03.  Reports by Trustee.

                 (a) Within 60 days after May 15 of each year, commencing with the first May 15 following the first issuance of Securities, the Trustee shall transmit, pursuant to Section 313(a) of the Trust Indenture Act, a brief report dated as of such May 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

                 (b)  The Trustee shall transmit the reports required by
Section 313(a) of the Trust Indenture Act at the times specified therein.

                 (c) Reports pursuant to this Section shall be transmitted in the manner and to the persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

                 SECTION 7.04. Reports by Company and the Guarantor. The Company and the Guarantor, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                 (1) file with the Trustee, within 15 days after the Company or the Guarantor, as the case may be, is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company or the Guarantor, as the case may be, may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then the Company or the Guarantor, as the case may be, shall file with the Trustee, the SEC and send to each Holder, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time by such rules and regulations;

                 (2) file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company or the Guarantor, or both, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                 (3) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company or the Guarantor pursuant to paragraphs
(1) and (2) of this Section as may be required by the TIA or the rules and regulations prescribed from time to time by the SEC.

                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

                 SECTION 8.01. Company or Guarantor May Consolidate, Etc., Only on Certain Terms. Except as set forth in the proviso below, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company or the Guarantor with or into any other person or persons (whether or not affiliated with the Company or the Guarantor), or successive consolidations or mergers in which the Company, the Guarantor or their respective successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company or the Guarantor as an entirety or substantially as an entirety, to any other person (whether or not affiliated with the Company or the Guarantor); provided, however, that:

                 (1) in case the Company or the Guarantor shall consolidate with or merge into another person or convey, transfer or lease its properties and assets substantially as an entirety to any person, the entity formed by such consolidation or into which the Company or the Guarantor is merged or the person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor substantially as an entirety shall be, in the case of the Company, a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and, in the case of the Guarantor, a corporation or partnership organized under the laws of the United States of America, any state thereof or the District of Columbia or the Cayman Islands or any political subdivision thereof, and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor person and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture the obligations of the Guarantor under the Guarantees and this indenture, as the case may be;

                 (2) immediately after giving effect to such transaction, no event which, after notice or lapse of time, would become a Default or Event of Default, shall have occurred and be continuing;

                 (3) in the case of the Guarantor, the Guarantor or the Successor person as the case may be, would have a pro forma liquidated Net Worth after giving effect to the transaction at least equal to the Consolidated Net Worth of the Guarantor prior to the transaction;

                 (4) except in the case of a transaction involving a Special Subsidiary, the Guarantor or the successor person, as the case may be, could incur an additional $1.00 of Indebtedness pursuant to Section 10.07 (other than Permitted Indebtedness) after giving effect to the transaction; and

                 (5) either the Company, the Guarantor or the successor person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                 SECTION 8.02.  Successor Person Substituted for Company.
Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety to any person in accordance with Section 8.01, the successor person formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture, as the case may be, with the same effect as if such successor person had been named as the Company or the Guarantor, as the case may be, herein; and thereafter, except in the case of a lease to another person, the predecessor person shall be released from all obligations and covenants under this Indenture, the Securities and the Guarantees.


                                   ARTICLE IX

                                   Amendments

                 SECTION 9.01. Supplemental Indentures without Consent of Holders. Without the consent of any Holders of Securities, the Company, the Guarantor (when authorized by or pursuant to a resolution from its respective Board of Directors, a certified copy of which has been delivered to the Trustee) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                 (1)  to comply with Article VIII or Section 10.15; or

                 (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or the Guarantor; or

                 (3) to evidence the succession of another person to the Company or the Guarantor and the assumption by such successor of the covenants of the Company herein and in the Securities or of the covenants of the Guarantor herein, in the Securities and the Guarantees endorsed thereon; or

                 (4) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities in any material respect; or

                 (5) to make any other change that does not materially adversely affect the interests of the Holders of any Securities then outstanding.

                 SECTION 9.02. Supplemental Indentures with Consent of Holders. With the consent of Holders of a majority of the aggregate Principal Amount of the outstanding Securities, the Company, the Guarantor (when authorized by or pursuant to a resolution from its respective Board of Directors, a certified copy of which has been delivered to the Trustee) and the Trustee may enter into an Indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture, without the consent of the Holder of each outstanding Security affected thereby, shall

                 (1) make any change to the Principal Amount of Securities whose Holders must consent to an amendment, or

                 (2) reduce the Principal Amount, or change the Stated Maturity, of any Security, or

                 (3) make any change to the manner or rate of accrual in connection with the Original Issue Discount with respect to any Security, or
reduce the rate of interest in paragraph 1 of the     Securities or change the
time for payment of the Principal Amount or other interest, if any, on any Security, or

                 (4) reduce the Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price or any other required payment under this Indenture, or

                 (5) reduce the percentage in Principal Amount of the outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences) provided for in this Indenture, or

                 (6)  modify any of the provisions of this Section, or Section
5.08 or Section 5.13, or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby, except with respect to this Section to increase any such percentage, or

                 (7) make any change that adversely affects the right to require the Company to redeem or purchase the Securities in accordance with the terms thereof and this Indenture or the Guarantor to guarantee the payment of the Securities in accordance with the terms of the Guarantees and this Indenture.

                 It shall not be necessary for any act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such act shall approve the substance thereof.

                 SECTION 9.03. Execution of Supplemental Indentures. As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                 SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                 SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                 SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Guarantor shall so determine, new Securities so modified as to conform, in the opinion of the Trustee, the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, having Guarantees endorsed thereon executed by the Guarantor and authenticated and delivered by the Trustee in exchange for outstanding Securities.


                                    ARTICLE X

                                    Covenants

                 SECTION 10.01. Payment of Securities. The Company shall duly and punctually pay the Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price and interest (if any), in accordance with the terms of the Securities and this Indenture.

                 The Company shall pay interest on overdue amounts at the rate set forth in paragraph 1 of the Securities as set forth in the form of Security attached hereto as Exhibit A, and it shall pay interest on overdue interest at the same rate compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest on overdue interest shall accrue from the date such amounts became overdue.

                 SECTION 10.02. Maintenance of Office or Agency. The Company and the Guarantor will maintain in the Borough of Manhattan, New York, New York an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company or the Guarantor in respect of such Securities, the Guarantees and this Indenture may be served. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and each of the Company and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                 The Company and the Guarantor may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company or the Guarantor of their respective obligations to maintain an office or agency in the Borough of Manhattan, New York, New York for such purposes. The Company and the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                 The Company and the Guarantor hereby initially designate the Corporate Trust Office of the Trustee, located in the Borough of Manhattan, New York, New York as such office of the Company and the Guarantor.

                 SECTION 10.03. Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent, the Company will, on or before each due date of payments in respect of any Security, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay such payment when so becoming due until such sum shall be paid to such persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                 If the Company is acting as Paying Agent, the Company will on or before the due date of payment in respect of any Security deposit with a Paying Agent a sum in same day funds (or New York Clearing House funds if such deposit is made prior to the date on which such deposit is required to be made) sufficient to make such payment when so becoming due, such sum to be held in trust for the benefit of the persons entitled to such payment and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                 If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                 (a) hold all sums held by it for the payment in respect of any such Security in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as herein provided;

                 (b) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities) in the payment in respect of any such Security;

                 (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                 (d) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

                 The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 SECTION 10.04. Corporate Existence. Subject to Article VIII and Section 10.13, each of the Guarantor and the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Material Subsidiary that is or would be a Subsidiary without regard to the exclusion of Special Subsidiaries from the definition of Subsidiary set forth in the last proviso therein, in each case in accordance with the organizational documents of the Guarantor, the Company and each such Material Subsidiary, as the case may be, and the rights (charter and statutory), licenses and franchises of the Guarantor, the Company and each such Material Subsidiary, as the case may be; provided, however, that neither the Guarantor nor the Company shall be required to preserve any such right, license, franchise or corporate existence of a Material Subsidiary if the preservation thereof is no longer desirable in the conduct of the business of the Guarantor and its Subsidiaries taken as a whole and the loss thereof is not adverse in any material respect to the Holders of Securities.

                 SECTION 10.05. Payment of Taxes and Other Claims. The Guarantor will pay or discharge or cause to be paid or discharged before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Guarantor or any Subsidiary of the Guarantor or upon the income, profits or property of the Guarantor or any of its Subsidiaries, and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Guarantor or any of its Subsidiaries; provided, however, that the Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claims the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

                 SECTION 10.06. Maintenance of Properties and Insurance. The Guarantor will cause all material properties owned by or leased to it or any Material Subsidiary of the Guarantor and used or useful in the conduct of its business or the business of such Material Subsidiary that is or would be a Subsidiary without regard to the exclusion of Special Subsidiaries from the definition of Subsidiary set forth in the last proviso therein to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Guarantor may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 10.06 shall prevent the Guarantor or any Material Subsidiary of the Guarantor from discontinuing the use, operation ormaintenance of any of such properties or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors of the Guarantor or of the board of directors of the Material Subsidiary concerned, or of an officer (or other agent employed by the Guarantor or any of its Material Subsidiaries) of the Guarantor or such Material Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Guarantor or any Material Subsidiary of the Guarantor, and if such discontinuance or disposal is not adverse in any material respect to the Holders of Securities.

                 The Guarantor will provide or cause to be provided for itself and each of its Material Subsidiaries that is or would be a Subsidiary without regard to the exclusion of Special Subsidiaries from the definitions of Subsidiary set forth in the last proviso therein, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, products liability insurance and public liability insurance with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry.

                 SECTION 10.07. Limitation on Indebtedness. The Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, incur, create, assume, guarantee or in any other manner become directly or indirectly liable or responsible for the payment of, any Indebtedness (including any Acquired Indebtedness), other than Permitted Indebtedness, unless at the time of such event (a) (i) any such Indebtedness or Acquired Indebtedness (other than Senior Indebtedness of the Guarantor and Senior Indebtedness of the Company) has no sinking fund or amortization payment date or final maturity date prior to the Stated Maturity of the Securities and (ii) in the case of Indebtedness subordinated in right of payment to the Securities and the Guarantees thereof, the instrument evidencing such Indebtedness shall include subordination provisions substantially similar to those set forth in Articles XI and XIII as if the Securities were Senior Indebtedness of the Company and the Guarantees were Senior Indebtedness of the Guarantor with respect to such Indebtedness and (b) after giving effect thereto and to any acquisition being financed through the incurrence of such Indebtedness and to any Acquired Indebtedness incurred or assumed therewith on a pro forma basis, either (i) the ratio expressed as a percentage of (A) the Indebtedness of the Guarantor and its Restricted Subsidiaries to (B) the sum of (1) the Oil and Gas Reserve Estimate with respect to the Guarantor and the Restricted Subsidiaries plus (2) the value of the Guarantor's direct or indirect percentage ownership in publicly-held Subsidiaries (other than its Restricted Subsidiaries) engaged in oil and gas exploration, development, production or transportation and, without duplication, the Special Subsidiaries, in each case based upon the Average Quoted Price of the common stock of such Subsidiaries or Special Subsidiaries, shall not be greater than 40% or (ii) the ratio expressed as a percentage of (A) the Indebtedness of the Guarantor and its Restricted Subsidiaries to (B) the sum of (1) the Indebtedness of the Guarantor and its Restricted Subsidiaries plus (2) the product of the number of outstanding shares of the Guarantor's Capital Stock as of the date of determination multiplied by the Average Quoted Price of such Capital Stock, plus (3) the product of the number of outstanding shares of the Company's Capital Stock (other than any shares held by the Guarantor or any Subsidiary) as of the date of determination multiplied by the Average Quoted Price of such Capital Stock, shall not be greater than 25%. For purposes of this calculation, (i) a Subsidiary shall be considered publicly-held if there is a Quoted Price available for its Capital Stock and (ii) the Oil and Gas Reserve Estimate shall include, in connection with an acquisition, on a pro forma basis the Oil and Gas Reserve Estimate, if any, of any acquired person and shall be determined as of the end of the fiscal year of the Guarantor and, if applicable, the acquired person, most recently concluded if then available, but if not then available, the end of the previous fiscal year of the Guarantor and, if applicable, the acquired person; provided, however, that the Guarantor may, at its option, make such calculation utilizing a more recent Oil and Gas Reserve Estimate in lieu of the Oil and Gas Reserve Estimate referred to in the preceding clause if (a) such estimate is prepared, to the extent of at least 85% of the quantities of proven oil and gas reserves set forth in such estimate (which shall be determined on the basis that six thousand cubic feet of gas equal one barrel of oil), by a nationally recognized independent petroleum engineer, reasonably satisfactory to the Trustee, (b) such Oil and Gas Reserve Estimate is determined on a basis consistent with the estimate prepared at fiscal year end, except that the oil and gas prices and currency prices utilized therein shall be as of the date of such more recent estimate and (c) an officer authorized by the Guarantor delivers to the Trustee a certificate to the effect that such estimate has been prepared in accordance with the requirements of this Indenture.

                 SECTION 10.08. Limitation on Restricted Payments. The Guarantor will not, and will not permit any Restricted Subsidiary to, directly or indirectly:

                    (i) declare or pay any dividend on, or make any distribution to holders of, any shares of the Guarantor's Capital Stock (other than (A) the payment of a dividend within 60 days after the date of declaration thereof, (B) dividends or distributions payable in shares of its Capital Stock or in options, warrants or other rights to purchase such Capital Stock and (C) dividends on Preferred Stock, which Preferred Stock by its terms is not mandatorily redeemable or redeemable at the option of the holder thereof prior to the Stated Maturity of the Securities, provided that the dividend rate on such Preferred Stock on the date of its issuance shall not exceed the yield to maturity on the Securities calculated on the basis of the average Quoted Prices of the Securities for the 20 consecutive trading days ending 5 days prior to the issuance of such Preferred Stock, but excluding dividends or distributions payable in Redeemable Stock or in options, warrants or other rights to purchase Redeemable Stock except for dividends on such Redeemable Stock payable in shares of Redeemable Stock),

                    (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Guarantor or any Affiliate thereof, or any options, warrants or other rights to acquire such Capital Stock (other than (A) redemption of Preferred Stock that is convertible into common stock, provided that the Average Quoted Price of such common stock for the 30 consecutive trading days ending on the last full trading day prior to the date of the notice of such redemption equals or exceeds 130% of the conversion price of such Preferred Stock, (B) with respect to any Restricted Subsidiary, purchases or redemptions pursuant to the Guarantor's Shareholders' Rights Plan or purchases or redemptions in the ordinary course of business not to exceed $10,000 a year, (C) in connection with a transaction whereby a Subsidiary or a Special Subsidiary becomes a Restricted Subsidiary or a Subsidiary or a Special Subsidiary is being merged with or into the Guarantor or a Restricted Subsidiary in accordance with the terms of this Indenture), and (D) through the issuance of Capital Stock of the Guarantor (other than Redeemable Stock),

                   (iii) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, prior to any scheduled principal payment, maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness which is pari passu with, or is subordinated in right of payment to, the prior payment of the Securities or to the Guarantees, provided, however, that such Indebtedness may be refinanced so long as such refinancing is pari passu with, or is subordinated in right of payment to, the Indebtedness being refinanced and has an average life equal to or greater than the Indebtedness being refinanced,

                    (iv) declare or pay any dividend or distribution on any Capital Stock of any Subsidiary to any person (other than the Guarantor or a Restricted Subsidiary) or purchase, redeem or otherwise acquire or retire for value, any Capital Stock of any Subsidiary (other than with shares of Capital Stock of the Guarantor (except Redeemable Stock)) held by any person (other than the Guarantor or any of its Restricted Subsidiaries),

                    (v) incur, create or assume any guarantee of Indebtedness of any Affiliate (other than guarantees of Indebtedness of a Restricted Subsidiary by the Guarantor or guarantees of Indebtedness of the Guarantor by any Subsidiary or guarantees of Indebtedness of any Subsidiary or Special Subsidiary of the Guarantor by the Guarantor pursuant to a transaction whereby any Subsidiary or Special Subsidiary would become a Restricted Subsidiary, in each case unless otherwise prohibited by the terms of this Indenture, including (a) the execution by the obligor of such obligation of an Intercompany Agreement and (b) the inclusion of provisions in the guarantee substantially similar to those set forth in Articles XI and XIII which subordinate the guarantee to the Securities and the Guarantees to the same extent as if the Securities were Senior Indebtedness of the Company and the Guarantees were Senior Indebtedness of the Guarantor), or

                    (vi) make any Investment (other than as permitted in the preceding clauses (ii) and (v) or a Permitted Investment) in any person, other than an Investment in a Restricted Subsidiary or any Special Subsidiary which becomes a Restricted Subsidiary in connection with such Investment, provided that to the extent applicable (a) the obligation of the obligor in any such Investment is subject to an Intercompany Agreement and (b) the inclusion of provisions in the agreement governing the Investment substantially similar to those set forth in Articles XI and XIII which subordinate the Investment to the Securities and the Guarantees to the same extent as if the Securities were Senior Indebtedness of the Company and the Guarantees were Senior Indebtedness of the Guarantor

(such payments or other actions described in the foregoing clauses (i) through (vi) are collectively referred to as "Restricted Payments") unless at the time of and after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, being determined by the Board of Directors, whose determination shall be evidenced by a resolution of the Board of Directors) (I) no Default or Event of Default exists or occurs as a result of such Restricted Payment, (II) the Guarantor could incur at least $1.00 of additional Indebtedness in accordance with the provisions set forth in Section 10.07 (including, in the case of Restricted Payments permitted in the preceding clauses (ii), (v) and (vi), Permitted Indebtedness), and (III) the aggregate amount expended for all Restricted Payments (excluding any amount repaid, returned or discharged in respect of any Restricted Payment) shall not exceed the sum of

                 (A) 50% of the aggregate cumulative Consolidated Net Income of the Guarantor or its predecessor (calculated to exclude net income of Subsidiaries that are not Restricted Subsidiaries and to exclude the after-tax effect of the net income of any Subsidiary to the extent that such Subsidiary is restricted or prohibited from declaring dividends) on a cumulative basis during the period beginning on the first day following the last fiscal quarter that ended prior to the date of this Indenture and ending on the last day of the Guarantor's last fiscal quarter ending prior to the date of such proposed Restricted Payment (or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) and 50% of the aggregate cumulative dividends received by the Guarantor from any Subsidiary or Special Subsidiary (other than a Restricted Subsidiary) during the same period plus

                 (B) the aggregate net proceeds received (including without limitation, Indebtedness or redemption or repurchase obligations discharged, repaid or otherwise satisfied upon any conversion of convertible Indebtedness or Redeemable Stock into Capital Stock of the Guarantor or its predecessor) after the date of this Indenture as capital contributions from the issuance of Capital Stock other than Redeemable Stock;

provided, however, the failure to satisfy the conditions set forth in clauses II or III above shall not prevent the Guarantor or any Restricted Subsidiary from (y) making Restricted Payments not to exceed $5,000,000 in the aggregate (excluding any amount repaid, returned or discharged in respect of any Restricted Payment) which amount shall not reduce the amount of Restricted Payments in clause III above or (z) making Restricted Payments necessary for and directly related (as determined in good faith by the Board of Directors and evidenced in a board resolution) to the development, transportation or marketing of the oil and gas reserves of the Guarantor and its Restricted Subsidiaries located in the Republic of Colombia which amount shall not reduce the amount of Restricted Payments in clause III above, and that in each case are not otherwise prohibited by the terms of this Indenture, provided, further, however, no such Restricted Payments under clause (y) or (z) shall be permitted if the condition set forth in clause (I) above is not satisfied.

                 SECTION 10.09. Limitation Upon Other Senior Subordinated Indebtedness. Neither the Guarantor nor the Company will incur, create, assume, guarantee or in any other manner become directly or indirectly liable with respect to or be responsible for, or permit to remain outstanding, any Indebtedness (other than the Securities or the Guarantees) that is subordinate or junior in right of payment to any Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor, unless such Indebtedness is also pari passu with, or subordinate in right of payment to, the Securities and the Guarantees pursuant to subordination provisions substantially similar to those set forth in Articles XI and XIII.

                 SECTION 10.10. Limitation on Liens. The Guarantor will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien of any kind upon any of their respective assets or properties now owned or acquired after the date of this Indenture, or any income or profits therefrom, securing any Indebtedness of the Guarantor that is expressly by its terms subordinate or junior in right of payment to any other Indebtedness of the Guarantor, unless the Guarantees are equally and ratably secured, provided, however, that if such Lien securing such junior or subordinated Indebtedness ceases to exist, such equal and ratable Lien for the benefit of the Holders of the Guarantees shall cease to exist; provided, further, that the Lien securing such subordinated or junior Indebtedness shall be subordinated and junior to the Lien securing the Guarantees with the same relative priority as such subordinated or junior Indebtedness shall have with respect to the Guarantees.

                 For purposes of this Indenture, the Guarantees will be considered equally and ratably secured with any other Lien if the Lien securing the Guarantees is of at least equal priority and covers the same property or assets as that Lien.

                 SECTION 10.11. Limitation on Transactions with Affiliates. The Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate (other than a wholly-owned Subsidiary) of the Guarantor or any Subsidiary in an aggregate amount greater than $1,000,000 unless (i) such transaction or series of related transactions is on terms that are no less favorable to the Guarantor or such Subsidiary, as the case may be, than those that would have been available in a comparable transaction in an arm's-length transaction with an unaffiliated third party and (ii) (A) with respect to any transaction or series of related transactions involving aggregate payments in excess of $1,000,000, but less than $10,000,000, the Guarantor delivers an Officer's Certificate to the Trustee generally describing such transaction and certifying that such transaction or transactions complies with clause (i) above and (B) with respect to a transaction or series of transactions involving aggregate payments equal to or greater than $10,000,000, such transaction or transactions shall have received the approval of a majority of the disinterested directors of the Board of Directors (as evidenced by a board resolution by such disinterested directors, a certified copy of which has been delivered to the Trustee).

                 SECTION 10.12. Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries. The Guarantor will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of the Guarantor or any Subsidiary to (i) pay dividends or make any other distributions on Capital Stock of any Subsidiary, (ii) pay any Indebtedness owed to the Guarantor or any Subsidiary, (iii) make any Investment in the Guarantor or any Subsidiary, or (iv) transfer any of its property or assets to the Guarantor or any Subsidiary, except

                 (A) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the date hereof,

                 (B) any encumbrance or restriction with respect to a person that was not a Subsidiary of the Company on the date hereof, in existence at the time such person becomes a Subsidiary of the Guarantor or created on the date it becomes a Subsidiary and not incurred in connection with, or in contemplation of, such person becoming a Subsidiary,

                 (C) any encumbrance or restriction on the ability of any Subsidiary to transfer any of its real property (and any improvements thereon) acquired after the date hereof to the Guarantor or any Subsidiary that is required by a lender to, or purchaser of any Indebtedness of, such Subsidiary in connection with a financing of the acquisition of such property (and/or construction of such improvements) by such Subsidiary permitted hereunder,

                 (D) any encumbrance or restriction pursuant to any agreement that extends, refinances, renews or replaces any agreement containing any of the restrictions described in the foregoing clauses (A) through (C), provided, however, that the terms and conditions of any such restrictions are not materially less favorable to the Holders of the Securities than those under or pursuant to the agreement evidencing the Indebtedness so extended, refinanced, renewed or replaced,

                 (E) encumbrances or restrictions arising under law,

                 (F) any encumbrance or restriction arising under customary non-assignment provisions in installment purchase contracts, and

                 (G) in the case of clause (iv) above, restrictions contained in security agreements permitted by the Indenture securing Indebtedness permitted by the Indenture to the extent such restrictions restrict the transfer of property subject to such security agreements or any renewals, extensions, substitutions, refinancings or replacements of such Indebtedness, provided, however, that the terms and conditions of any such restrictions shall not be materially less favorable to the Holders of the Securities than those under or pursuant to the agreement evidencing the Indebtedness so renewed, extended, substituted, refinanced, or replaced.

                 SECTION 10.13.  Purchase of Securities Upon Change in
Control.

                 (a) If there shall have occurred a Change in Control, Securities shall be purchased by the Company, at the option of the Holder thereof, in whole or in part in integral multiples of aggregate Principal Amount of $1,000, on a date that is not earlier than 45 days nor later than 60 days from the date the Change in Control Notice referred to below is given to Holders or such later date as may be necessary for the Company and the Guarantor to comply with requirements under the Exchange Act (such date, or such later date, being the "Change in Control Purchase Date"), at a purchase price in cash (the "Change in Control Purchase Price") equal to 101% of the sum of the Issue Price plus accrued Original Issue Discount to the Change in Control Purchase Date, subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 10.13(c).

                 (b) Within 30 days following a Change in Control and prior to the mailing of the Change in Control Notice to Holders provided for in paragraph (c) below, the Guarantor and the Company covenant to either (1) repay in full all Senior Indebtedness of the Guarantor and Senior Indebtedness of the Company whose terms require such payment in connection with such event or (2) obtain the requisite consent from holders of such Senior Indebtedness not repaid in order to permit the repurchase of the Securities as provided for in this Section 10.13. The Guarantor and the Company shall first comply with this subsection (b) before the Company shall be required to repurchase the Securities pursuant to this Section 10.13, and any failure to comply with this subsection (b) shall constitute a Default in the performance of a covenant for purposes of Section 5.01(b).

                 (c) Within 30 days after the occurrence of a Change in Control, the Company shall give written notice of such Change in Control (a "Change in Control Notice") and of its offer (the "Change in Control Offer") to purchase Securities as specified herein to the Trustee and to each Holder of the Securities at his address appearing on the Security Register, by first-class mail, postage prepaid. The Trustee shall be under no obligation to ascertain whether the Company is obligated to give a Change in Control Notice. The Change in Control Notice shall contain all instructions and materials necessary to enable such Holders to tender Securities, shall include a form of Change in Control Purchase Notice to be completed by the Holder and shall state or include:

                    (i) that a Change in Control has occurred and the circumstances and events causing the Change in Control and the date such Change in Control is deemed to have occurred for purposes of this Section 10.13(c);

                    (ii) the date by which a Holder must give a Change in Control Purchase Notice;

                   (iii)  the Change in Control Purchase Price;

                    (iv)  the Change in Control Purchase Date;

                    (v) that any Security not purchased will continue to accrue Original Issue Discount;

                    (vi) that Securities to be purchased shall, on the Change in Control Purchase Date, become due and payable at the Change in Control Purchase Price and from and after such date (unless the Company shall default in the payment of the Change in Control Purchase Price) such Securities shall cease to accrue Original Issue Discount;

                   (vii) (A) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Guarantor, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Guarantor filed subsequent to such Quarterly Report (or in the event the Guarantor is not required to prepare any of the foregoing forms, the comparable information required to be prepared by the Guarantor pursuant to Section 10.18), (B) a description of any material developments in the Guarantor's business since the latest annual or quarterly report filed with the Trustee pursuant to Section
7.04 and, if material, any appropriate pro forma financial information (including but not limited to pro forma historical income, cash flow and capitalization after giving effect to such Change in Control) and (C) such other information, if any, concerning the business of the Guarantor which the Guarantor in good faith believes will enable such Holders to make an informed investment decision; and

                 (viii) the procedures a holder must follow to exercise rights under this Section 10.13(c) and a brief description of those rights and the procedures for withdrawing a Change in Control Purchase Notice.

                 (d)  Holders electing to have Securities purchased under
Section 10.13(a) will be required to surrender such Securities to the Paying Agent specified in the Change of Control Notice at the address specified in the notice by the close of business at least five Business Days prior to the Change in Control Purchase Date. Holders will be entitled to withdraw their election if such Paying Agent receives, at the close of business not later than three Business Days prior to the Change in Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth (i) the name of the Holder, (ii) the certificate number of the Security in respect of which such notice of withdrawal is being submitted, (iii) the aggregate Principal Amount of the Securities delivered for purchase by the Holder as to which his election is to be withdrawn, and (iv) a statement that such Holder is withdrawing his election to have such Securities purchased. Each Paying Agent will promptly return to the prospective Holders thereof any Securities with respect to which a Change in Control Purchase Notice has been withdrawn in compliance with this Indenture.

                 (e) Upon receipt by the Paying Agent specified in the Change of Control Notice of a Change in Control Purchase Notice, the Holder of the Security in respect of which such Change in Control Purchase Notice was given shall (unless such Change in Control Purchase Notice is withdrawn pursuant to Section 10.13(d)) thereafter be entitled to receive solely the Change in Control Purchase Price with respect to such Security. Such Change in Control Purchase Price shall be paid to such Holder promptly following the later of the Business Day following the Change in Control Purchase Date (provided the conditions in Section 10.13(c)) have been satisfied) and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required by Section 10.13(c).

                 (f) On or prior to the Change in Control Purchase Date, the Company shall deposit with the Paying Agent specified in the Change of Control Notice (or if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Change in Control Purchase Date) sufficient to pay the Change in Control Purchase Price of all the Securities or portions thereof which are to be purchased on that date.

                 (g) Any Security that is to be purchased only in part shall be surrendered to the Paying Agent specified in the Change of Control Notice at the office of such Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, the Guarantor shall execute the Guarantee endorsed on, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in the aggregate Principal Amount of the Security so surrendered that is not purchased.

                 (h) The Company and the Guarantor shall comply with any applicable tender offer rules then in effect, including Section 14(e) of the Exchange Act and Rule 14e-1 promulgated thereunder, in connection with a Change in Control Offer. In the event of any conflict between such tender offer rules and the provisions set forth in this Section 10.13, such tender offer rules shall control.

                 SECTION 10.14.  Intentionally omitted.

                 SECTION 10.15.  Limitation on Guaranties.

                 (a) The Guarantor will not permit any Subsidiary (other than the Company), directly or indirectly, to assume, guarantee or in any other manner become liable with respect to the payment of any Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor, unless (i) such Subsidiarysimultaneously executes and delivers a supplemental indenture to this Indenture providing for the guarantee of the payment of the Securities by such Subsidiary, which guarantee shall include subordination provisions substantially similar to those set forth in Article XI to the same extent as the Securities are subordinated to Senior Indebtedness of the Company; and
(ii) such Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Guarantor or any other Subsidiary as a result of such payment by such Subsidiary under its guarantee. Notwithstanding the foregoing, any such guarantee by a Subsidiary of the Securities shall provide by its terms that it shall be automatically and unconditionally released and discharged upon the release or discharge of such guarantee of payment of such Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor.

                 (b) The Guarantor will not permit any Subsidiary (other than the Company), directly or indirectly, to assume, guarantee or in any other manner become liable with respect to the payment of any Indebtedness which is pari passu with or subordinated to the Securities, unless such Subsidiary simultaneously executes and delivers a supplemental indenture to the Indenture providing for a guarantee of the payment of the Securities by such Subsidiary; provided, however, in the case of such Subsidiary's assumption, guarantee or other liability with respect to Indebtedness subordinated to the Securities, such assumption, guarantee or other liability shall be subordinated to such Subsidiary's guarantee of the Securities to the same extent as such Indebtedness is subordinated to the Securities; and provided, further, that this Section 10.15(b) shall not be applicable to any guarantee, assumption or other liability of any Subsidiary of the Company in existence on the date hereof or that (i) existed at the time such person became a Subsidiary of the Guarantor or its predecessor and (ii) was not incurred in connection with, or in contemplation of, such person becoming a Subsidiary of the Guarantor or its predecessor. Notwithstanding the foregoing, any such guarantee of the Securities by a Subsidiary shall provide by its terms that it shall be automatically and unconditionally released and discharged upon the release or discharge of such guarantee of such Indebtedness that is pari passu with or subordinated to the Securities.

                 SECTION 10.16.  Disposition of Proceeds of Asset Sales.

                 (a) The Guarantor will not, and will not permit any of its Subsidiaries (excluding the Special Subsidiaries, Triton Air Holdings, Inc. and their respective Subsidiaries) to, make any Asset Sale unless (i) such Asset Sale is for not less than the fair market value of the assets or shares sold (as determined by the Board of Directors and evidenced in a board resolution, which determination shall be conclusive), (ii) at least 85% of the consideration (not including the assumption of any Indebtedness by the purchaser in connection with such Asset Sale) consists of cash and equivalents and the fair market value (as determined in good faith by the Board of Directors and evidenced in a board resolution, which determination shall be conclusive) of debt and equity securities listed on any recognized securities exchange or over-the-counter market (except (x) in the case of an Asset Sale involving oil and gas properties being sold to persons other than Subsidiaries by one or more Subsidiaries of the Guarantor or the Guarantor, the consideration may consist solely or in part of oil and gas properties having a fair market value at least equal to the fair market value of the assets exchanged (as determined by the Board of Directors and evidenced by a board resolution, which determination shall be conclusive), or (y) in the case of an Asset Sale involving Aero Services International, Inc., the consideration need not be in cash and may consist in whole or in part of a promissory note not to exceed $10,000,000, or (z) in the case of a farm-out transaction consistent with industry standards and otherwise in accordance with the terms of this Indenture, including, but not limited to, Section 10.11) and (iii) as otherwise set forth below.

                 (b) Within 12 months of any Asset Sale, the Guarantor or such Subsidiary shall either (i) apply or cause the application of the Net Cash Proceeds of such Asset Sale, or a portion thereof, to the permanent repayment or prepayment of Senior Indebtedness of the Guarantor or Senior Indebtedness of the Company or (ii) invest, or enter into a legally binding agreement to invest, such Net Cash Proceeds, or a portion thereof, in properties and assets to replace the properties and assets that were the subject of the Asset Sale or in properties and assets that (as determined by the Board of Directors and evidenced in a board resolution, which determination shall be conclusive) will be used in the business of the Guarantor or its Subsidiaries, as the case may be, existing on the date hereof or in businesses the principal purposes of which are related to the exploration, development, production or transportation of oil or gas, provided, however, that in the event the Guarantor or any Subsidiary conveys, transfers, leases or otherwise disposes of, directly or indirectly, any of its Colombian Assets in a transaction or series of related transactions within any consecutive 12-month period the effect of which is to reduce the Oil and Gas Reserve Estimate of the Colombian Assets owned by the Guarantor and/or its Subsidiaries by 50% or more (which value shall be determined by reference to the most recently available Oil and Gas Reserve Estimate, or by any subsequent estimate prepared by a nationally recognized petroleum engineering firm) or such transaction reduces the Guarantor's direct and indirect net revenue interest in either the Santiago de las Atalayas or Tauramena contract areas of the Llanos Basin to less than 50% of such interest as of the date of this Indenture, calculated to give effect to back-in interests of and equalization and unitization arrangements with third parties, then the Guarantor or Subsidiary shall apply the Net Cash Proceeds resulting from such transaction and every transaction thereafter with respect to the Colombian Assets to either (A) permanently repay or prepay Senior Indebtedness of the Guarantor or Senior Indebtedness of the Company or (B) redeem the Securities in accordance with the provisions of Article III (without regard to minimum principal amount requirements) as if an optional redemption were being made, in each case within 90 days of such transaction. If any such legally binding agreement to invest any Net Cash Proceeds referred to in clause (ii) of the preceding sentence is terminated, then the Guarantor may invest such Net Cash Proceeds, prior to the end of such 12-month period or within 90 days from such termination, whichever is later, in the business of the Guarantor and its Subsidiaries as provided in clauses (i) and (ii) above. The amount of such Net Cash Proceeds not applied, used or invested as set forth in such sentence constitutes "Excess Proceeds."

                 (c) When the aggregate amount of Excess Proceeds equals $10,000,000 or more, the Guarantor shall so notify the Trustee in writing and the Company shall offer to purchase from all Holders of the Securities (an "Asset Sale Offer"), and shall purchase from Holders accepting such Asset Sale Offer on the date fixed for such Asset Sale Offer (the "Asset Sale Offer Date"), the maximum amount (expressed in multiple integrals of aggregate Principal Amount of $1,000) of Securities that may be purchased out of the Excess Proceeds, in accordance with the procedures set forth in Section 10.16(e) (the "Asset Sale Amount"), at an offer price (the "Asset Sale Offer Price") in cash in an amount equal to 100% of the Issue Price plus accrued Original Issue Discount to the Asset Sale Offer Date, in accordance with the procedures set forth in this Section. To the extent that the aggregate amount of Securities tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds relating thereto (such shortfall constituting a "Deficiency"), then the Guarantor may use such Deficiency, or a portion thereof, for general corporate purposes. Upon completion of an Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

                 (d) If the Company becomes obligated to make an Asset Sale Offer pursuant to Section 10.16(c), Securities shall be purchased by the Company, at the option of the Holder thereof, in whole or in part in integral multiples of aggregate Principal Amount of $1,000, on a date that is not earlier than 30 days nor later than 60 days from the date the Asset Sale Offer Notice referred to in Section 10.16(e) below is given to Holders, or such later date as may be necessary for the Company to comply with requirements under the Exchange Act (such date, or such later date, being the "Asset Sale Purchase Date"), subject to proration in the event the Asset Sale Offered Price is less than the aggregate Asset Sale Offered Price of all Securities tendered and to satisfaction by or on behalf of the Holder of the requirements set forth in Section 10.16(f).

                 (e) Within 30 days after the date that the aggregate amount of Excess Proceeds equals or exceeds $10,000,000, the Company shall give written notice of the Offer (an "Asset Sale Offer Notice") to the Trustee and to each Holder of the Securities, at his address appearing on the Security Register, by first-class mail postage prepaid. The Trustee shall be under no obligation to ascertain whether the Company is obligated to make an Asset Sale Offer. The Asset Sale Offer Notice shall contain all instructions and materials necessary to enable the Holders to tender Securities, shall include a form of Asset Sale Purchase Notice to be completed by the Holder and shall state or provide:

                    (i) that the Holder has the right to require the Company to repurchase, subject to proration, such Holder's Securities at the Asset Sale Offer Price and the date by which a Holder must give an Asset Sale Purchase Notice;

                    (ii)  the Asset Sale Offer Price;

                   (iii)  the Asset Sale Purchase Date;

                    (iv) that any Security not purchased will continue to accrue Original Issue Discount;

                    (v) that Securities to be purchased shall, on the Asset Sale Purchase Date, become due and payable at the Asset Sale Offer Price and from and after such date (unless the Company shall default in the payment of the Asset Sale Offer Price) such Securities shall cease to accrue Original Issue Discount;

                    (vi) that the Securities to be purchased are subject to proration in the event the Asset Sale Amount is less than the aggregate Asset Sale Offer Price of all Securities tendered;

                   (vii) (A) the most recently filed Annual Report on Form (including audited consolidated financial statements) of the Guarantor, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Guarantor filed subsequent to such Quarterly Report (or in the event the Guarantor is not required to prepare any of the foregoing forms, the comparable information required to be prepared by the Guarantor pursuant to Section 10.18), (B) a description of any material developments in the Guarantor's business since the latest annual or quarterly report filed with the Trustee pursuant to Section 7.04 and, if material, any appropriate pro forma financial information (including, but not limited to, pro forma historical income, cash flow and capitalization after giving effect to such Asset Sale) and (C) such other information, if any, concerning the business of the Guarantor which the Company in good faith believes will enable such Holders to make an informed investment decision; and

                 (viii) the procedures a Holder must follow to exercise rights under Section 10.16(c) and a brief description of those rights and the procedures for withdrawing an Asset Sale Purchase Notice.

                 (f) A Holder may exercise its rights specified in Section 10.16(c) upon (i) delivery to the Paying Agent specified in the Asset Sale Offer Notice of a written notice (an "Asset Sale Purchase Notice") at any time prior to the close of business on the Asset Sale Purchase Date, but not later than the close of business on the second Business Day next preceding the Asset Sale Purchase Date, stating (A) the certificate number of the Security that the Holder will tender to be purchased and (B) the portion of the aggregate Principal Amount of the Security that the Holder will tender to be purchased, which portion must be $1,000 or an integral multiple thereof, and (ii) delivery of such Security to such Paying Agent at such office prior to, on or after the Asset Sale Purchase Date (together with all necessary endorsements), such delivery being a condition to receipt by the Holder of the Asset Sale Offer Price therefor; provided that Securities to be purchased are subject to proration in the event the Asset Sale Amount is less than the aggregate Asset Sale Offer Price of all Securities tendered for purchase. If a Holder has elected to deliver to the Company for purchase a portion of a Security, and if the aggregate Principal Amount of such portion is $1,000 or an integral multiple of $1,000, the Company shall, subject to proration, purchase such portion from the Holder thereof pursuant to this Section 10.16. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of a portion of such Security. Each Paying Agent shall promptly notify the Company of the receipt by the former of any and all Asset Sale Purchase Notices and any and all written notices of withdrawal thereof.

                 (g) Upon receipt by the Paying Agent specified in the Asset Sale Offer Notice of an Asset Sale Purchase Notice, the Holder of the Security in respect of which such Purchase Notice was given shall (unless such Asset Sale Purchase Notice is withdrawn pursuant to Section 10.16(k)) thereafter be entitled to receive solely the Asset Sale Offered Price with respect to such Security. Such Asset Sale Offered Price shall be paid to such Holder promptly following the later of the Business Day following the Asset Sale Purchase Date (provided the conditions in Section 10.16(f) have been satisfied) and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required by Section 10.16(f).

                 (h) On or prior to the Asset Sale Purchase Date, the Company or the Guarantor shall deposit with the Paying Agent specified in the Asset Sale Offer Notice an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Asset Sale Purchase Date) sufficient to pay the aggregate Asset Sale Offered Price of, and accrued Original Issue Discount on, all the Securities or portions thereof which are to be purchased on that date.

                 (i) Any Security that is to be purchased only in part shall be surrendered to the Paying Agent specified in the Asset Sale Offer Notice at the office of such Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, the Guarantor shall execute the Guarantee endorsed on, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered that is not purchased.

                 (j) The Company and the Guarantor shall comply with any applicable tender offer rules then in effect, including Section 14(e) of the Exchange Act and Rule 14e-1 promulgated thereunder, in connection with an Asset Sale Offer. In the event of any conflict between such tender offer rules and the provisions set forth in this Section 10.16, such tender offer rules shall control.

                 (k) An Asset Sale Purchase Notice may be withdrawn before or after delivery by the Holder to the relevant Paying Agent at the office of such Paying Agent of the Security to which such Asset Sale Purchase Notice relates, by means of a written notice of withdrawal (by facsimile transmission or letter) received by such Paying Agent at such office not later than three Business Days prior to the Asset Sale Purchase Date, specifying, as applicable:

                    (i) the certificate number of the Security in respect of which such notice of withdrawal is being submitted;

                    (ii) the aggregate Principal Amount of the Securities initially outstanding hereunder with respect to which such notice of withdrawal is being submitted; and

                   (iii) the aggregate Principal Amount initially outstanding hereunder of the Security that remains subject to the original Asset Sale Purchase Notice and that has been or will be delivered for purchase by the Company.

                 A written notice of withdrawal may be in the form set forth in the preceding paragraph. Each Paying Agent will promptly return to the prospective Holders thereof any Securities with respect to which a Purchase Notice has been withdrawn in compliance with this Indenture.

                 (l) The Guarantor will not, and will not permit any Subsidiary to, create or permit to exist or become effective any restriction (other than restrictions existing under (i) Indebtedness as in effect on the date of this Indenture or (ii) any Senior Indebtedness of the Guarantor existing on the date of this Indenture or thereafter or Senior Indebtedness of the Company existing on the date of this Indenture or thereafter) that would materially impair the ability of the Company to make an Asset Sale Offer to purchase the Securities upon an Asset Sale or, if such Asset Sale Offer is made, to pay for the Securities tendered for purchase.

                 SECTION 10.17.  Compliance Certificates.

                 (a) The Guarantor and the Company shall each deliver to the Trustee, within 60 days after the end of each fiscal quarter (105 days after the end of the last fiscal quarter of each year), an Officers' Certificate stating whether or not the signers know of any Default or Event of Default that occurred during such fiscal quarter. In the case of the Officers' Certificate delivered within 105 days of the end of the Guarantor's and the Company's fiscal year, such certificate shall contain a certification from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Guarantor's and the Company's respective compliance with all conditions and covenants under this Indenture. For purposes of this Section 10.17(a), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. If they do know of such a Default or Event of Default, the certificate shall describe any such Default or Event of Default and its status. The first certificate to be delivered pursuant to this
Section 10.17(a) shall be for the first fiscal quarter beginning after the execution of this Indenture.

                 (b) The Company and the Guarantor shall each deliver to the Trustee within 120 days after the end of each fiscal year, a certificate signed by the Guarantor's and the Company's independent certified public accountants stating (i) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (ii) whether, during the course of their audit examination anything came to their attention that caused them to believe that the Company or the Guarantor failed to comply with the terms, covenants, provisions, or conditions of the Indenture insofar as they relate to accounting matters and describing the nature of any such areas of noncompliance.

                 SECTION 10.18. SEC Reports and Reports to Securityholders. Within 15 days after the Guarantor files with the SEC copies of its annual reports and other information, documents and reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, the Guarantor shall file the same with the Trustee.
 So long as the Securities remain outstanding, the Guarantor shall cause quarterly reports (containing unaudited financial statements) for the first three quarters of each fiscal year and annual reports (containing audited financial statements and an opinion thereon by the Guarantors' independent certified public accountants) which it would be required to file under Section 13 of the Exchange Act if it had a class of Securities listed on a national securities exchange to be mailed to the Holders of Securities at their addresses appearing in the register of Securities maintained by the Registrar within 15 days of when such report would have been required to be filed under
Section 13 of the Exchange Act. The Guarantor also shall comply with the other provisions of TIA Section 314(a).


                                   ARTICLE XI

                           Subordination of Securities

                 SECTION 11.01. Securities Subordinate to Senior Indebtedness of the Company. The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the Issue Price, premium (if any), accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price or interest (if any), and any other payments required hereunder, on each and all of the Securities are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of all Senior Indebtedness of the Company; provided, however, that the Securities, the Indebtedness represented thereby and the payment of the Issue Price, premium (if any), accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price or interest (if any), and any other payments required hereunder on each and all of the Securities in all respects shall rank equally with, or prior to, all existing and future indebtedness (including, without limitation, Indebtedness) of the Company that is subordinated to Senior Indebtedness of the Company.

                 This Article XI shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness of the Company; and such provisions are made for the benefit of the holders of Senior Indebtedness of the Company; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

                 SECTION 11.02. Payment Over of Proceeds Upon Dissolution, etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Company, then, and in any such event:

                 (1) the holders of Senior Indebtedness of the Company shall be entitled to receive payment in full of all amounts due on or in respect of all Senior Indebtedness of the Company, or provision shall be made for such payment, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding securities of the Company or any other corporation that are equity securities or are subordinated in right of payment to all Senior Indebtedness of the Company, that may at the time be outstanding, to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article; such securities are hereinafter collectively referred to as "Permitted Junior Securities") on account of the Principal Amount, premium (if any), accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price or interest (if any), or any other payment required hereunder, in connection with the Securities; and

                 (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness of the Company or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness of the Company held or represented by each, to the extent necessary to make payment in full in cash equivalents or cash, of all Senior Indebtedness of the Company remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness of the Company; and

                 (3)  if, notwithstanding the foregoing provisions of this
Section 11.02, the Trustee or the Holder of any Security shall have received, subsequent to the occurrence of any of the events described in the preceding clauses (a),(b), or (c) of this Section, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, in respect of Principal Amount, premium (if any), accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price or interest (if any), or any other payment required hereunder on the Securities before all Senior Indebtedness of the Company is paid in full or payment thereof provided for, then and in such event such payment or distribution (excluding Permitted Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness of the Company remaining unpaid, to the extent necessary to pay all Senior Indebtedness of the Company in full in cash equivalents, cash or, as acceptable to the holders of Senior Indebtedness of the Company, any other manner, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Company.

                 The consolidation of the Company with, or the merger of the Company with or into, another person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article VIII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the person formed by such consolidation or the surviving entity of such merger or the person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article VIII.

                 SECTION 11.03. Suspension of Payment When Senior Indebtedness of the Company in Default.

                 (a) Unless Section 11.02 shall be applicable, upon (1) the occurrence of a Payment Default and (2) receipt by the Trustee and the Company from a holder or representative of holders of Designated Senior Indebtedness of written notice of such occurrence, then no payment or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) shall be made by the Company on account of the Principal Amount, Issue Price, premium (if any), accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price or interest (if any), or any other payment required to be made hereunder or on account of the purchase or redemption or other acquisition of Securities unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or such Senior Indebtedness of the Company shall have been discharged or paid in full, after which the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

                 (b) Unless Section 11.02 shall be applicable, upon (1) the occurrence of a Non-payment Default and (2) receipt by the Trustee and the Company from a holder or representative of holders of Designated Senior Indebtedness of written notice of such occurrence, no payment or distribution of any assets of the Company of any character (excluding Permitted Junior Securities) shall be made by the Company on account of the Principal Amount, Issue Price, premium (if any), accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price or interest (if any), or any other payments required to be made hereunder or on account of the purchase or redemption or other acquisition of Securities for a period ("Payment Blockage Period") commencing on the earlier of the dates of receipt by the Company or Trustee of such notice from a holder or representative of holders of Designated Senior Indebtedness and ending upon the earlier of (x) more than 179 days having elapsed since receipt of such written notice by the Company or Trustee, whichever was earlier, (y) the date on which such Non-payment Default shall have been cured or waived or shall have ceased to exist or such Senior Indebtedness of the Company shall have been discharged or paid in full or (z) the date on which such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the Designated Senior Indebtedness holder or representative initiating such Payment Blockage Period, after which, in the case of clause (x), (y) or (z), the Company shall resume making any and all required payments in respect of the Securities, including any missed payments. Notwithstanding any other provision of this Indenture, only one Payment Blockage Period may be commenced with respect to the Securities within any 365-day period and no Non-payment Default with respect to Designated Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 365 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days. In no event shall a Payment Blockage Period extend beyond 179 days from the date of the receipt of the notice referred to in clause (2) hereof.

                 (c) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to the Senior Representative or other representative of the holders of the Designated Senior Indebtedness or as a court of competent jurisdiction shall direct.

                 SECTION 11.04. Payment Permitted if No Default. Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 11.02 or under the conditions described in Section 11.03, from making payments at any time of the Principal Amount, premium (if any), accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price or interest (if any), on the Securities.

                 SECTION 11.05. Subrogation to Rights of Holders of Senior Indebtedness of the Company. Subject to the payment in full of all Senior Indebtedness of the Company, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness of the Company to the same extent as the Securities are subordinated and which is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness of the Company, from time to time, to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness of the Company until the Principal Amount, premium (if any), accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, interest (if any), and any other payment required to be made hereunder in connection with the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of the Company of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness of the Company by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness of the Company, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness of the Company.

                 SECTION 11.06. Provisions Solely to Define Relative Rights. The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness of the Company on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness of the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the Principal Amount, premium (if any), and accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, interest (if any), and any other payment required to be made hereunder in connection with the Securities as and when the same shall become due and payable in accordance with their terms; and (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness of the Company.

                 SECTION 11.07. Trustee to Effectuate Subordination. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of Company owning to such Holder in the form required in such proceedings and the causing of such claim to be approved.

                 SECTION 11.08.  No Waiver of Subordination Provisions.

                 (a) No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                 (b) Without limiting the generality of Subsection (a) of this Section, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holder of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness of the Company, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness of the Company or any instrument evidencing the same or any agreement under which Senior Indebtedness of the Company is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness of the Company; (3) release any person liable in any manner for the collection or payment of Senior Indebtedness of the Company; and (4) exercise or refrain from exercising any rights against the Company and any other person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to Article V of this Indenture or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

                 SECTION 11.09.  Notice to Trustee.

                 (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities.
Notwithstanding the provisions of this Article or any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness of the Company or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the Principal Amount, premium (if any), or accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, interest (if any), and any other payment required to be made hereunder in connection with any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                 (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and the Company by a person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article XI, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Company held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

                 SECTION 11.10. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                 SECTION 11.11. Rights of Trustee as a Holder of Senior Indebtedness of the Company; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of the Company which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness of the Company, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section
6.05. Notwithstanding anything contained herein to the contrary, the Trustee is subject to TIA Section 310(b).

                 SECTION 11.12. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the terms "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that this Section 11.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                 SECTION 11.13. No Suspension of Remedies. Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article V of this Indenture or to pursue any right or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness of the Company.

                 SECTION 11.14. Trustee's Relation to Senior Indebtedness of the Company. With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XI, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Company shall be read into this Article XI against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and the Trustee shall not be liable to any holder of Senior Indebtedness of the Company if it shall mistakenly pay over or deliver to Holders, the Company, or any other person moneys or assets to which any holder of Senior Indebtedness of the Company shall be entitled by virtue of this Article or otherwise.


                                   ARTICLE XII

                       Defeasance and Covenant Defeasance

                 SECTION 12.01. Option to Effect Defeasance or Covenant Defeasance. The Company or the Guarantor may, at its option by resolution of its Board of Directors, a certified copy of which has been delivered to the Trustee, at any time, with respect to the Securities, elect to have either
Section 12.02 or Section 12.03 be applied to all outstanding Securities upon compliance with the conditions set forth below in this Article XII.

                 SECTION 12.02. Defeasance and Discharge. Upon the Company's or the Guarantor's exercise under Section 12.01 of the option applicable to this Section 12.02, the Company and the Guarantor shall each be deemed to have been discharged from its obligations with respect to all outstanding Securities and the Guarantees endorsed thereon on the date the conditions set forth below are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities and the Guarantees endorsed thereon, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 12.05 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities, the Guarantees endorsed thereon and this Indenture (and the Trustee, on demand of and at the expense of the Company shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Securities to receive, solely from the trust fund described in Section 12.04 and as more fully set forth in such Section, payments in respect of the Principal Amount, premium (if any) and accrued Original Issue Discount on such Securities when such payments are due, (B) the Company's and the Guarantor's respective obligations with respect to such Securities and the Guarantees endorsed thereon under Sections 2.03, 2.04, 2.05, 10.02, and 10.04, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's and the Guarantor's obligations in connection therewith and (D) this Article XII. Subject to compliance with this Article XII, the Company or the Guarantor may exercise its option under this Section 12.02 notwithstanding the prior exercise of its option under Section 12.03 with respect to the Securities and the Guarantees endorsed thereon.

                 SECTION 12.03. Covenant Defeasance. Upon the Company's or the Guarantor's exercise under Section 12.01 of the option applicable to this
Section 12.03, the Company and the Guarantor shall be released from their respective obligations under the covenants contained in Articles VIII and XI and in Sections 10.07 through 10.16 with respect to the outstanding Securities and the Guarantees endorsed thereon on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities and the Guarantees endorsed thereon shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities and the Guarantees endorsed thereon shall not be deemed outstanding for financial accounting purposes). For this purpose, such covenant defeasance means that, with respect to the outstanding Securities and the Guarantees endorsed thereon, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under
Section 5.01(b) or Section 5.01(g), but, except as specified above, the remainder of this Indenture and such Securities and the Guarantees endorsed thereon shall be unaffected thereby. In addition, upon the Company's or the Guarantor's exercise under Section 12.01 of the option applicable to Section 12.03, Sections 5.01(b) through 5.01(g) (other than Section 5.01(e) and
Section 5.01(f)) shall not constitute Events of Default.

                 SECTION 12.04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either
Section 12.02 or Section 12.03 to the outstanding Securities and the Guarantees endorsed thereon:

                 (1) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.08 who shall agree to comply with the provisions of this Article XII applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
(A) cash in U.S. Dollars in an amount, or (B) U.S. Government Obligations (defined below) that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the Issue Price of (and premium, if any) and accrued Original Issue Discount on the outstanding Securities on the Stated Maturity of such Principal Amount (and premium, if any) or accrued Original Issue Discount and
(ii) any mandatory payments applicable to the outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;

                 (2) In the case of an election under Section 12.02, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (x) the Company or the Guarantor has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                 (3) In the case of an election under Section 12.03, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                 (4) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Section 5.01(e) or 5.01(f) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                 (5) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or the Guarantor is a party or by which it is bound;

                 (6) In the case of an election under either Section 12.02 or 12.03, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                 (7) In the case of an election under either Section 12.02 or 12.03, the Company or the Guarantor shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company or the Guarantor, as the case may be, pursuant to its election under Section 12.02 or
12.03 was not made by the Company or the Guarantor, as the case may be, with the intent of preferring the Holders over other creditors of the Company or the Guarantor or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or the Guarantor or others; and

                 (8) The Company or the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States, each stating that all conditions precedent provided for relating to either the defeasance under Section 12.02 or the covenant defeasance under
Section 12.03 (as the case may be) have been complied with as contemplated by this Section 12.04.

                 On and after the date the conditions set forth above are satisfied, the United States dollars or U.S. Government Obligations so deposited shall not be subject to the rights of the holders of Senior Indebtedness of the Company or Senior Indebtedness of the Guarantor pursuant to the provisions of Article XI.

                 SECTION 12.05. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of Section 4.02, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively, for purposes of this Section 12.05, the "Trustee") pursuant to Section 12.04 in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of the Principal Amount (and premium, if any) and accrued Original Issue Discount, but such money need not be segregated from other funds except to the extent required by law.
Money and U.S. Government Obligations so held in trust are not subject to
Article XI.

                 The Company and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 12.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

                 Anything in this Article XII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Order any money or U.S. Government Obligations held by it as provided in
Section 12.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 12.04(1)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                 SECTION 12.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 12.02 or 12.03, as the case may be, by reason of any order of judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Guarantor's obligations under the Indenture and the Securities and the Guarantees endorsed thereon shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.02 or 12.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with section 12.02 or 12.03, as the case may be; provided, however, that, if the Company or the Guarantor makes any payment of the Principal Amount (or premium, if any) or accrued Original Issue Discount on any Security following the reinstatement of its obligations, the Company or the Guarantor, as the case may be, shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.


                                  ARTICLE XIII

                                   Guarantees

                 SECTION 13.01. Guarantee. The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee the due and prompt payment of the Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, and interest (if any), in accordance with the terms of the Securities and this Indenture. In case of the failure of the Company punctually to pay any such Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, and interest (if any), in accordance with the terms of the Securities and this Indenture, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, and as if such payment were made by the Company. The Guarantor hereby further agrees that any amounts to be paid by the Guarantor under this Guarantee shall be paid without deduction or withholding for any and all present and future withholding taxes,levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority, the Guarantor will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amount in respect of Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, and interest (if any), in accordance with the terms of the Securities and this Indenture, as may be necessary in order that the net amounts paid to such Holder or the Trustee, as the case may be, pursuant to this Guarantee, after such deduction or withholding, shall equal the respective amounts of Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, and interest (if any), in accordance with the terms of the Securities and this Indenture, as specified in such Security to which such Holder is entitled; provided, however, that the foregoing shall not apply to any such tax, levy, impost or charge which would not be payable or due but for the fact (i) the Holder of such Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some connection with the Cayman Islands other than the holding or ownership of such Security or the collection of Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, and interest (if any), in accordance with the terms of the Securities and this Indenture, or the enforcement of such Security or this Guarantee or
(ii) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later. The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of the Securities, any failure to enforce the provisions of any Security or this Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of any Security or the Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor, provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of the Securities or the interest rate (if any) thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any Security or the indebtedness evidenced thereby required pursuant to the terms of the Securities issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to any Security except by payment in full of the Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price, and interest (if any), in accordance with the terms of the Securities and this Indenture.

                 SECTION 13.02. Subrogation. The Guarantor shall be subrogated to all rights of the Holder of a Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price and interest (if any), in accordance with the terms of the Securities and this Indenture, shall have been paid in full.

                 SECTION 13.03. Execution and Delivery of Guarantees. To evidence its guarantee set forth in Section 13.01, the Guarantor hereby agrees to execute the Guarantee in a form established pursuant to Section 2.1, to be endorsed on each Security authenticated and delivered by the Trustee. Each such Guarantee shall be signed manually or by facsimile by a person duly authorized thereto by Board Resolution of the Guarantor.

                 Guarantees bearing the facsimile signature of any individual who was at any time an officer of the Guarantor shall bind the Guarantor, notwithstanding that such individual shall have ceased to be an officer prior to the authentication and delivery of the Securities upon which such Guarantees are endorsed or was not an officer at the date of such Securities.

                 The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor.

                 SECTION 13.04. Agreement to Subordinate. The Guarantor agrees, and each Securityholder by accepting a Security agrees, that all payments pursuant to the Guarantee of the Guarantor are subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, to the same extent and manner that all payments pursuant to the Securities are subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the Company.

                                   SIGNATURES

                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                  TRITON ENERGY CORPORATION
                                    as Issuer


                                  By: /s/Peter Rugg
                                         Peter Rugg
                                     Title: Senior Vice President


Attest:/s/Robert B. Holland, III
          Robert B. Holland, III
       Title: Secretary

                                  TRITON ENERGY LIMITED
                                    as Guarantor


                                  By:/s/Peter Rugg
                                        Peter Rugg
                                     Title: Senior Vice President


Attest:/s/Robert B. Holland, III
          Robert B. Holland, III
       Title: Secretary


                                  CHEMICAL BANK, as Trustee


                                  By:/s/Greg McFarlane
                                        Greg McFarlane
                                     Title: Vice President


Attest:___________________
       Title:

STATE OF  ________________________         )
                                           )       ss.:
COUNTY OF  ______________________          )


              On this _____ day of           , 1995, before me personally came
____________________, to me known, who being by me duly sworn, did depose and say that he resides at ____________________, that he is ____________________
of Triton Energy Corporation, a corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                   _________________________
                                         Notary Public


STATE OF  ________________________         )
                                           )       ss.:
COUNTY OF  ______________________          )


              On this _____ day of           , 1995, before me personally came
____________________, to me known, who being by me duly sworn, did depose and say that he resides at ____________________, that he is __________________ of
________, a corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                   _________________________
                                         Notary Public

(Notarial Seal)

STATE OF  ________________________         )
                                           )       ss.:
COUNTY OF  ______________________          )


              On this _____ day of           , 1995, before me personally came
____________________, to me known, who being by me duly sworn, did depose and say that he resides at ____________________, that he is ______________ of
Chemical Bank, one of the entities described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of Chemical Bank.


                                   __________________________
                                         Notary Public


(Notarial Seal)

                                                            EXHIBIT A


                           [FORM OF FACE OF SECURITY]

FOR PURPOSES OF SECTIONS 1271 ET SEQ. OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1,000 OF PRINCIPAL AMOUNT OF THIS SECURITY IS $452.40, THE ISSUE DATE IS NOVEMBER 13, 1992 AND THE YIELD TO MATURITY IS 12.5%.


                            TRITON ENERGY CORPORATION

                          Senior Subordinated Discount
                                 Notes due 1997


No.
Issue Date: November 13, 1992
Issue Price:  $547.60
(for each $1,000 Principal Amount)
Original Issue Discount:  $452.40
(for each $1,000 Principal Amount)

                 Triton Energy Corporation, a Delaware corporation (the
"Company"), promises to pay to          or registered assigns, the Principal
Amount of    Dollars ($      ) on November 1, 1997.

                 This Security shall not bear interest except as specified on the other side of this Security. Original Issue Discount will accrue as specified on the other side of this Security.

                 Additional provisions of this Security are set forth on the other side of this Security.

Dated:
                                           TRITON ENERGY CORPORATION


                                           By:__________________________
                                              Secretary


                                           [SEAL]


                                           By:___________________________
                                              President


TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This is one of the Securities
referred to in the within-
mentioned Indenture.

CHEMICAL BANK
as Trustee



By:__________________________
   Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                   Senior Subordinated Discount Note due 1997

                 1.   Interest

                 This Security shall not bear interest, except that if the Principal Amount hereof or any portion of such Principal Amount is not paid when due (whether upon acceleration pursuant to Section 5.02 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 6 hereof, upon the date set for payment of the Change in Control Purchase Price or other required payments pursuant to paragraph 8 hereof or upon the Stated Maturity of this Security), then in each such case the overdue amount shall bear interest at the rate of 12.5% per annum, compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

                 Original Issue Discount (the difference between the Issue Price and the Principal Amount of the Security), in the period during which any of the Securities remains outstanding, shall accrue at 12.5% per annum, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the Issue Date of this Security.

                 2.  Method of Payment

                 Subject to the terms and conditions of the Indenture, Holders must surrender Securities to a Paying Agent to collect payments in respect of the Securities. The Company or the Guarantor will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

                 3.  Paying Agent and Registrar

                 Initially, Chemical Bank (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice, other than notice to the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent or Registrar.

                 4.  Indenture

                 The Company issued the Securities under an Indenture, dated as of November 13, 1992 as amended by the supplement thereto dated July 1, 1993, the supplement thereto dated May 12, 1995 and the supplement thereto dated November 16, 1995 (the "Indenture"), among the Company, the Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and holders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.

                 The Securities are general unsecured obligations of the Company, limited to $240,000,000 aggregate Principal Amount.

                 5.  Subordination

                 The Indebtedness represented by the Securities is expressly subordinate and junior in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness of the Company whether outstanding on the date of such Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder of a Security by his acceptance hereof agrees and accepts to be bound by such provisions.

                6.  Redemption at the Option of the Company

                 No sinking fund is provided for the Securities. The Securities are redeemable as a whole, or from time to time in part, at any time at the option of the Company, in a minimum amount of at least $20,000,000 aggregate Principal Amount or, if such aggregate Principal Amount outstanding is less than $20,000,000, such smaller amount, for cash at a price equal to the sum of the Issue Price plus accrued Original Issue Discount to the date of redemption plus the Make-Whole Premium.

                 The Make-Whole Premium shall mean an amount equal to the excess, if any, of (a) over (b), where (a) equals the present value of the Principal Amount of a Security, discounted on a semiannual bond equivalent basis from November 1, 1997 to the Redemption Date at a per annum interest rate equal to the lower of (x) the Standard Yield set forth in the table below applicable to the Redemption Date for which the determination is being made plus 100 basis points and (y) the Treasury Yield for such Redemption Date plus 100 basis points and (b) the Issue Price plus accrued Original Issue
Discount to the Redemption Date.

Standard Yield Period                             Standard Yield

From issuance to and
  including November 1, 1993                      5.93%
From November 2, 1993 to and
  including November 1, 1994                      5.39%
From November 2, 1994 to and
  including November 1, 1995                      4.84%
From November 2, 1995 to and
  including November 1, 1996                      4.37%
From November 2, 1996 to and
  including October 31, 1997                      3.49%


                 "Treasury Yield" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the date fixed for prepayment (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the then remaining average life of the Securities; provided, that if the average life of the Securities is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the average life of the Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                7.  Notice of Redemption

                 Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, on and after such date Original Issue Discount ceases to accrue on such Securities or portions thereof.

                8.  Offers to Repurchase the Securities by the Company

                In certain circumstances described in the Indenture, the Company may be required to make offers to repurchase the Securities.

                9.  Denominations; Transfer; Exchange

                The Securities are in registered form, without coupons, in denominations of $1,000 of Principal Amount and integral multiples of $1,000. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities called for redemption or any Securities in respect of which a notice of redemption, a Change in Control Purchase Notice or a notice of repurchase by the Company or has been given and not withdrawn (except, in the case of a Security to be redeemed or purchased in part, as the case may be, the portion of the Security not to be redeemed or purchased) or for a period of 30 days before the Redemption Date.

                10.  Persons Deemed Owners

                The registered Holder of this Security may be treated as the owner of this Security for all purposes.

                11.  Unclaimed Money

                The Trustee and each Paying Agent shall each return to the Company upon written request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years; provided, however, that the Trustee or any such Paying Agent, before being required to make any such return, may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money then remaining will be returned to the Company. After return to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

                12.  Amendment; Waiver

                Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company, the Guarantor and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with Article VIII of the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities or to make any change that does not adversely affect the rights of any Holder of Securities.

                13.  Defaults and Remedies

                Under the Indenture, Events of Default include, among others,(i) default in payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price or any other payment required to be made under the Indenture, when the same becomes due and payable; (ii) failure by the Company or the Guarantor to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; and (iii) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

                Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of 25% in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) above) if it determines that withholding notice is in their interests.

                14.  Trustee Dealings with the Company and the Guarantor

                Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company, the Guarantor or their respective Affiliates and may otherwise deal with the Company, the Guarantor or their respective Affiliates with the same rights it would have if it were not Trustee.

                15.  No Recourse Against Others

                A director, officer, employee or stockholder, as such, of the Company or the Guarantor shall not have any liability for any obligations of the Company or the Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                16.  Authentication

                This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

                17.  Abbreviations

                Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

                18.  Governing Law

                THIS SECURITY AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                The Company will furnish to any Holder of Securities upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

                 Triton Energy Corporation
                 6688 N. Central Expressway
                 Suite 1400
                 Dallas, Texas 75206
                 Attention of Corporate Secretary

                                                            Exhibit B


                        GUARANTEE OF TRITON ENERGY LIMITED



                19. Guarantee. For value received, Triton Energy Limited, a company duly organized and existing under the laws of the Cayman Islands (herein called the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and prompt payment of Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price and interest (if any), in accordance with the terms of the Securities and this Indenture. In case of the failure of Triton Energy Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under such Indenture) punctually to make any such payment of Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price and interest (if any), in accordance with the terms of the Securities and this Indenture, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, and as if such payment were made by the Company.

                The Guarantor hereby further agrees that any amounts to be paid by the Guarantor under this Guarantee shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority, the Guarantor will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amount in respect of Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price and interest (if any), in accordance with the terms of the Securities and this Indenture, as may be necessary in order that the net amounts paid to such Holder or the Trustee under such Indenture, as the case may be, pursuant to this Guarantee, after such deduction or withholding, shall equal the respective amounts of Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price and interest (if any), in accordance with the terms of the Securities and this Indenture, as specified in such Security to which such Holder or the Trustee is entitled; provided, however that the foregoing shall not apply to any such tax, levy, impost or charge which would not be payable or due but for the fact that (i) the Holder of such Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some connection with the Cayman Islands other than the holding or ownership of such Security or the collection of Principal Amount, premium (if any), Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Asset Sale Offer Price and interest (if any), in accordance with the terms of the Securities and this Indenture, or the enforcement of such Security or this Guarantee or (ii) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later.

                The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or such Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor, provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of (and premium, if any) and interest on such Security.

                The Guarantor shall be subrogated to all rights of the Holder of such Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

                No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of (and premium, if any) and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the cash or currency prescribed therein.

                This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

                All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

                20. Subordination. The Guarantor agrees, and each Security holder by accepting a Security agrees, that all payments pursuant to the Guarantee of the Guarantor are subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, to the same extent and manner that all payments pursuant to the Securities are subordinated and junior in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness of the Issuer, whether outstanding on the date of such Indenture or thereafter created, incurred, assumed or guaranteed.

                IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed in facsimile by a person duly authorized in that behalf.



                                  [____________________________]


                                  ______________________________
                                  Authorized Signatory

Dated the date on the face hereof.